UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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OMEGA UNITED, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Omega United, Inc.

7805 NW 15th Street

Miami, Florida 33126
Telephone: (305) 599-1812

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on July 25, 2008

To Our Stockholders:

WHAT:	Special Meeting of Stockholders

WHEN:	July 25, 2008 at 10:00 a.m. local time

WHERE:	Executive Offices of Omega United, Inc.
7805 NW 15th Street
Miami, Florida 33126

WHY:	At the Special Meeting, you will be asked to:

(1) Elect seven (7) directors until their respective successors are duly elected and qualified.

(2) Approve our Amended and Restated Articles of Incorporation to:

• Change our name to “SkyPostal Networks, Inc.”
• Divide our directors into three classes and provide that directors will hold office on a staggered annual basis.

•	Require a vote of at least two-thirds of the issued and outstanding shares of stock entitled to vote in order to amend in the future Articles III, IV and V of our Articles of Incorporation.

• Provide for the Board of Directors to adopt, amend or repeal our bylaws.

(3)	Approve the establishment of our 2008 Omnibus Equity Compensation Plan for the benefit of certain officers, directors, employees and consultants of the Company.

(4)	Transact any other business as may properly come before the Special Meeting or any adjournments or postponements of the Special Meeting.

A complete list of stockholders entitled to vote at the Special Meeting will be open for examination by our stockholders, during regular business hours, for a period of ten days prior to the meeting, at 7805 NW 15th Street, Miami, Florida 33126. Only stockholders of record at the close of business on June 30, 2008 will receive notice of, and be eligible to vote at, the Special Meeting of Stockholders or any adjournment thereof. The foregoing items of business are more fully described in the proxy statement accompanying this notice.

Your vote is important. Please read the proxy statement and the voting instructions on the enclosed proxy card. Then, whether or not you plan to attend the Special Meeting in person, and no matter how many shares you own, please sign, date and promptly return the enclosed proxy card in the enclosed envelope, which requires no additional postage if mailed in the United States.

To reduce the expense of delivering duplicate voting materials to our stockholders who may have more than one Omega stock account, we may deliver only one set of the proxy documents to certain stockholders who share an address, unless otherwise requested. A separate proxy card is included in the voting materials for each of these stockholders. If your shares are registered directly in your name and you share an address with another stockholder and have received only one set of voting materials, but you would prefer to receive your own copy, please contact Omega United, Inc. by telephone at (305) 599-1812 or by mail at 7805 NW 15th Street, Miami, Florida 33126. If your shares were held in an account at a bank, brokerage firm, or other agent or nominee and you have received only one set of voting materials, but you would prefer to receive your own copy, please contact your bank, broker or agent.

By Order of the Board of Directors,

Albert P. Hernandez
Chief Executive Officer

July 3, 2008

Miami, Florida

Exhibits:

Amended and Restated Articles of Incorporation – Exhibit A

2008 Omnibus Equity Compensation Plan – Exhibit B

Amended and Restated Bylaws – Exhibit C

Omega United, Inc.

7805 NW 15th Street

Miami, Florida 33126
Telephone: (305) 599-1812

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

To Be Held on July 25, 2008

INFORMATION CONCERNING SOLICITATION AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

The Board of Directors of Omega United, Inc. a Nevada corporation, (the “Company,” “Omega,” “we” or “us”) seeks your proxy for use in voting at our Special Meeting of Stockholders (the “Special Meeting”) or at any postponements or adjournments of the Special Meeting. The Special Meeting will be held at the Company’s Executive Offices located at 7805 NW 15th Street, Miami, Florida 33126, on July 25, 2008 at 10:00 a.m. local time. We intend to begin mailing this proxy statement, the attached notice of Special Meeting and the accompanying proxy card on or about July 3, 2008 to all record holders of our common stock, par value $0.001, entitled to vote at the Special Meeting.

WHAT AM I VOTING ON?

At the Special Meeting, stockholders will act upon the:

(1)           Election of seven (7)  directors until their respective successors are duly elected and qualified.

(2)           Approval of our Amended and Restated Articles of Incorporation to:

•                  Change our name to “SkyPostal Networks, Inc.”

•                  Divide our directors into three classes and provide that directors will hold office on a staggered annual basis.

•                  Require a vote of at least two-thirds of the issued and outstanding shares of stock entitled to vote to amend Articles III, IV and V of the Amended and Restated Articles of Incorporation.

•                  Provide for the Board of Directors to adopt, amend or repeal our bylaws.

(3)           Approval of the establishment of our 2008 Omnibus Equity Compensation Plan for the benefit of certain officers, directors, employees and consultants of the Company (the “Omnibus Plan”); and

(4)           Transaction of any other business as may properly come before the Special Meeting or any adjournments or postponements of the Special Meeting.

WHO CAN VOTE?

Only holders of record of our common stock at the close of business on June 30, 2008, the record date, will receive notice of, and be entitled to vote at, our Special Meeting. At the close of business on the record date, 57,777,852 shares of our common stock were outstanding and entitled to vote. Our common stock is our only class of outstanding voting securities.

Stockholder of Record: Shares Registered in Your Name

If, on June 30, 2008, your shares were registered directly in your name with our transfer agent, Holladay Stock Transfer, Inc., Scottsdale, Arizona, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to sign, date and return the enclosed proxy card to ensure your vote is counted.

 Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Agent

If, on June 30, 2008, your shares were held, not in your name, but rather in an account at a bank, brokerage firm, or other agent or nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your bank, broker or other agent or nominee on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a power of attorney or other proxy authority from your bank, broker or other agent or nominee, and bring it to our Special Meeting.

WHAT CONSTITUTES A QUORUM?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the meeting or by proxy. On the record date, there were 57,777,852 shares outstanding and entitled to vote. Thus, at least 28,888,927 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF OUR COMMON STOCK?

In deciding all matters, a holder of common stock on the record date will be entitled to cast one vote for each share of common stock registered in that holder’s name, on each matter to be voted upon at the Special Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal No. 1, the election of seven directors, requires a plurality of the votes cast to elect a director. The seven nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Only votes “For” directors will affect the outcome. Withheld votes or broker non-votes, as described below, will not affect the outcome of the vote on Proposal No. 1.

Proposal No. 2, approval of the adoption of our Amended and Restated Articles of Incorporation and Proposal 3, approval of the establishment of the 2008 Omnibus Equity Compensation Plan for the benefit of certain officers, directors, employees and consultants of the Company require the affirmative vote by the majority of shares present or represented by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect on the outcome of the vote.

ARE EACH OF THE PROPOSED CHANGES TO ARTICLES OF INCORPORATION CONDITIONED UPON APPROVAL OF ALL OF THE PROPOSED CHANGES TO OUR ARTICLES OF INCORPORATION?

Each of the proposed changes to our Articles of incorporation will be voted upon separately and are not conditioned upon the approval of each separate proposed change or approval of all of the proposed changes to our Articles of Incorporation.

HOW ARE VOTES COUNTED AND HOW ARE ABSTENTIONS AND BROKER NON-VOTES TREATED?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “For” votes, “Against” votes, abstentions, withheld votes and broker non-votes.

Votes withheld and abstentions are deemed as “present” at the Special Meeting and are counted for quorum purposes. Votes withheld and abstentions will have the same effect as a vote against the matter with respect to Proposal Number 2 and Proposal Number 3, but will have no effect on Proposal Number 1.

A “broker non-vote” is when a broker votes in its discretion on one or more “routine” matters, but does not receive instructions from a beneficial owner of shares as to how to vote those shares on “non-routine” matters. Broker non-votes will be counted for purposes of a quorum. As for the effect on the outcome of votes on proposals, brokers have discretionary voting power to vote without receiving voting instructions from the owner on “routine” matters, but not on “non-routine” matters. Routine matters include, among other things, the uncontested election of directors and the ratification of the appointment of independent registered public accountants.  This means that if you hold your shares through a broker, bank or other nominee (that is, in “street name”), and do not provide voting instructions by the tenth day before the Special Meeting, the broker, bank or other nominee has the discretion to vote your shares on Proposal Number 1 but will not have the discretion to vote your shares on Proposal No. 2 or Proposal 3.

WHO WILL BEAR THE COSTS OF SOLICITING PROXIES FOR THE SPECIAL MEETING?

We are soliciting the proxies and will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of this proxy statement and any additional materials furnished to our stockholders.   In addition to the use of the mails, proxies may be solicited personally or by telephone by officers and employees of the Company who will not receive any additional compensation for their services. Proxies and proxy material will also be distributed at our expense by brokers, nominees, custodians, and other similar parties.

HOW DO I VOTE IF I ATTEND THE SPECIAL MEETING?

If you are a stockholder of record, you can attend the Special Meeting and vote in person the shares you hold directly in your name on any matters properly brought before the Special Meeting. If you choose to do that, please bring the enclosed proxy card or proof of identification. If you want to vote in person at our Special Meeting and you hold our common stock through a bank, broker or other agent or nominee, you must obtain a power of attorney or other proxy authority from that organization and bring it to our Special Meeting. Follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a power of attorney or other proxy authority. If you vote in person at the Special Meeting, you will revoke any prior proxy you may have submitted.

HOW DO I VOTE IF I DO NOT ATTEND THE SPECIAL MEETING?

Stockholders of record who do not attend the Special Meeting should vote by mail: Please sign, date and return the enclosed proxy card in the enclosed postage-paid return envelope.

By executing and returning the enclosed proxy card, you are authorizing the individual listed on the proxy card to vote your shares in accordance with your instructions.

If you are a beneficial owner of shares registered in the name of your bank, broker or other agent or nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. If you did not receive a proxy card, please follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a proxy card.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED ON THE PROXY CARD?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted as follows:

(1)   FOR the election of the seven nominees for director proposed by the Board of Directors;

(2)   FOR the approval of the Amended and Restated Articles of Incorporation;

(3)   FOR the approval of the establishment of the 2008 Omnibus Equity Compensation Plan for the benefit of certain officers, directors, employees and consultants of the Company.

If any other matter is properly presented at the meeting, the individual named on your proxy card will vote your shares using their best judgment.

YOUR VOTE IS VERY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE PROMPTLY.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD FROM OMEGA?

If you receive more than one proxy card from us or your bank, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

HAS THE OMEGA BOARD OF DIRECTORS MADE A RECOMMENDATION REGARDING THE MATTERS TO BE ACTED UPON AT THE SPECIAL MEETING?

Our Board of Directors recommends that you vote “FOR” the election of its seven nominees for director, “FOR” the approval of the adoption of Amended and Restated Articles of Incorporation and “FOR” the approval of the establishment of the 2008 Omnibus Equity Compensation Plan for the benefit of certain officers, directors, employees and consultants of the Company.  Please vote on the enclosed proxy card.

CAN I CHANGE MY VOTE?

Yes. You may revoke your proxy by doing any of the following:

(1)   You may send a written notice that you are revoking your proxy to our Chief Executive Officer at the address indicated below, so long as it is received prior to the Special Meeting.

(2)   You may submit another properly completed proxy card with a later date to the Company, so long as it is received prior to the Special Meeting.

(3)   You may attend the Special Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Any written notice of revocation, or later dated proxy card, should be delivered to:

Omega United, Inc.

7805 NW 15th Street

Miami, Florida 33126

Attention: Albert P. Hernandez, Chief Executive Officer

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE SPECIAL MEETING?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in our quarterly report on Form 10-QSB for the second quarter of 2008 ending June 30, 2008.

DO ANY OF THE PROPOSALS CONTAIN ANTI-TAKEOVER PROVISIONS?

Certain proposals contain anti-takeover provisions which are discussed under “Anti-Takeover Effect of the Proposed Amendments to our Articles of Incorporation” contained below in Proposal 2,

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors is currently comprised of three directors and we are nominating them as well as four new directors for election at the Special Meeting. Mathijs van Houweninge and Jose Misrahi are nominated as Class I directors and shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified; Florian M. Schuhbauer and S. David Fineman are nominated as Class II directors and shall hold office until the second annual meeting of stockholders and until their successors are elected and qualified; and Christian J. Weber,  A.J. Hernandez and Albert P. Hernandez are nominated as Class III directors and shall hold office until the third annual meeting of stockholders and until their successors are elected and qualified.  Thereafter, all directors will be elected for three year terms.

The Board of Directors acting as our nominating and governance committee has nominated the persons named below for election as directors at the Special Meeting. Unless otherwise directed, the proxy holder will vote the proxies received by him for the nominees named below. If any nominee is unable or declines to serve as a director at the Special Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The directors elected at the Special Meeting will hold office until their successors are elected and qualified.

Directors are elected by a majority of the votes cast at the Special Meeting except in the case of a contested election. A majority of votes cast means that the number of votes cast “for” a director exceeds the number of votes cast “against” that director. If a director nominee, who is serving as a director at the time of the election, does not receive a majority of the votes cast, such nominee will tender his/her resignation to the Board of Directors. The Board of Directors will then either accept or reject the resignation. The Board of Directors publicly discloses its reasons and decision within ninety days from when the election results are certified. The director who tenders his/her resignation does not participate in the board’s decision.

The names of the nominees and certain information about them are set forth below.

Name of Nominee	Age	Position(s) with Omega	Director Since
Albert P. Hernandez	59	Chairman, Chief Executive Officer	2002
A.J. Hernandez	38	Chief Operating Officer and Director	2002
Christian J Weber	65	Director – Director Europe Sales & Service	Nominee
Jose Misrahi	51	Director	Nominee
Mathijs van Houweninge	40	Director	Nominee
S. David Fineman	62	Director	2008
Florian M. Schuhbauer	33	Director	Nominee

Mathijs van Houweninge and Jose Misrahi are nominated as Class I directors and shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified; Florian M. Schuhbauer and S. David Fineman are nominated as Class II directors and shall hold office until the second annual meeting of stockholders and until their successors are elected and qualified; and Christian J. Weber, A.J. Hernandez and Albert P. Hernandez are nominated as Class III directors and shall hold office until the third annual meeting of stockholders and until their successors are elected and qualified.  Thereafter, all directors will be elected for three year terms.

There is no family relationship between any of our directors or executive officers, except that A.J. Hernandez is the son of Albert P. Hernandez.

Albert P. Hernandez – Chairman and Chief Executive Officer

Mr. Hernandez was born in Havana, Cuba and emigrated to the US at age eight. He has over 40 years’ experience in mail and messenger delivery services, having been involved in over 60 messenger, courier and delivery company acquisitions. He was a pioneer in developing the private courier and mail delivery business in Latin America, having opened his first operation in Venezuela in 1972. From 1965 to 1978 Mr. Hernandez held various executive positions at Choice Delivery Systems/Choice Logistics, a US-based local messenger service operating in 40 states. Between 1978 and 1984 he started and ran Choice Air Courier, specializing in courier delivery in Latin America.  In 1985 he became President of Sky Courier International and in 1986 became Chief Operating Officer of Sky Courier Network, with 650 employees, which was sold to Airborne Express in 1988.  In 1988 he started SkyNet Worldwide Express, which he sold to Lanlogistics, a division of Lan Chile Airlines in 2001. He founded SkyPostal in 2002 in partnership with Lanlogistics. In 2004, along with Holston Investments, he purchased SkyPostal from Lanlogistcs. He has a B.B.A. degree in Accounting (1972) and an M.B.A. degree in Marketing (1975) from Iona College, New Rochelle, NY.

A.J. Hernandez – Chief Operating Officer and Director

Mr. Hernandez has been employed by SkyPostal since 2001 and is responsible for all international operations. He has negotiated all service provider agreements in the LAC region. Between 1993 and 2001 he developed SkyBox Services, Inc. in Latin America, a company providing a US address facility to enable upscale Latin American residents to receive mail, catalogues and Internet purchases via a mail warehouse facility in Miami, Florida. He sold SkyBox to LanLogistics, a division of Lan Chile Airlines in 2001. He was a co-founder of SkyPostal in partnership with Lan. Along with Albert P. Hernandez, his father, he co-purchased SkyPostal from Lan in 2004.  In 1992-1993 he played professional baseball for the California Angels. He has a B.B.A. degree in Marketing from the University of North Florida (1992), and an M.B.A. degree in International Business from Florida International University (1998).

Christian J. Weber – Director Europe Sales and Service

Mr. Weber, based in London, has been responsible for all of Sales and Service in Europe for SkyPostal since 2002. From 1981 to 2002 he was Managing Director of SkyNet Worldwide Express and SkyMail UK, Ltd. developing it into an £18 million company; which was sold to Lan Chile in 2002. During his tenure, he led the UK team that developed SkyCom, the first independently owned worldwide courier track and trace platform that was leased on a usage fee basis to international courier companies forming the SkyNet network. From 1978 to 1985 he was co-founder and President of Sky Courier International, Inc Reston, Virginia which INC Magazine named as one of the 500 fastest growing small companies in the US for 2 consecutive years. He was founder and first President of ACCA International, the USA’s first international express and mail industry association.  He was also cofounder and director of AEEC, the Brussels based European mail and express industry association.   From 1971 to 1978 he was Director, International Logistics for Columbia Pictures and Inflight Services. Mr. Weber has held non executive board seats in the logistics industry in companies based in South Africa, Hong Kong, Australia, UK, Italy and France.

Mathijs van Houweninge – Director

Mr. van Houweninge has been the Managing Partner of Falcon Capital since 2007 and since 2005 an active investor in Falcon. Falcon assisted the Company in its recently completed $10 million private placement to European investors. In 1990 he started ICT a software company while attending university in Utrecht, The Netherlands. The company specialized in consultancy and software development for the financial industry. In 2000 he sold the company to Ordina, a major software firm but continued to run the company until 2003.  Since 2003, he has been active in evaluating business proposals of start-ups and early growth firms and has acted as a consultant to early stage companies since 2004. He is current Member of the board of Cyber City, USA and a member of the Advisory Board Private Equity for Triodos, The Netherlands.

S. David Fineman – Director

Mr. Fineman, as senior partner of the law firm Fineman, Krekstein & Harris in Philadelphia for the last 10 years, has represented a wide diversity of clients, including governmental authorities and private clients dealing with government. In 1995 he was appointed by President Bill Clinton and confirmed by the US Senate as one of nine Governors of the U.S. Postal Service as well as served as Chairman of the Board of Governors from 2001 to 2004. From 1999 to 2003 he was also on the Board of Directors of MDI, Inc. (which merged with Scientific Games in May, 2003.)

From 1994 to 1998, Mr. Fineman was a member of the Industry Policy Advisory Committee, a CEO-level committee that advises the Secretary of Commerce and U.S. Trade Representative on international trade, and has served on the boards of a number of private companies and non-profit entities. He has also been selected for “Who’s Who in American Law,” “Who’s Who in Emerging Leaders in America,” and in 2006 was named a Pennsylvania “Super Lawyer” for his expertise in Business Litigation. In 1991 he was selected by the Court of Common Pleas of Philadelphia County to Serve as Judge Pro Tempore. From 1889 to 1991 he was a Member of the Philadelphia City Planning Commission. From 1972 to 1981 he was a lecturer of Business Law at Temple University. Mr. Fineman holds a B.A. from The American University (1967) and a J.D. with honors from George Washington University (1970).

Florian M. Schuhbauer – Director

Florian M. Schuhbauer holds a Diplom-Betriebswirt degree (German MBA equivalent) in Business Administration from the Frankfurt School of Finance and Management (the leading German Business School for Finance and Management). In addition, he holds the German professional degree of Bankkaufmann (Banker certified by the Hannover Chamber of Industry and Commerce). From 1994-1999 he worked in risk management, managing a €7.5bn limit for derivatives, and in Equity Research for Dresdner Bank/Dresdner Kleinwort Benson. He was part of the top rated Equity Research team for European Retailers and covered companies like Metro, Arcandor (Karstadt) and Douglas. In 1999 Mr. Schuhbauer co-founded Newtron AG, a supplier relationship management software company where he was the Finance/IR Director.  He managed several M&A transactions and three financing rounds. In 2000 Florian also co-founded EVP Euro Venture GmbH, a Venture Capital Boutique. In 2002 he joined Deutsche Post AG in Corporate Development and led the development of Deutsche Post’s international mail strategy.  In 2004 he became the Global Head of Strategic Business Development and M&A International Mail and was also appointed CFO and Executive Vice President of DHL Global Mail in the US.  He assumed global responsibility for strategy development and execution as well as for all M&A transactions and integrations. In 2006 he founded NG Outsourcing, Inc. a consulting and investment boutique and joined General Capital Group. He became a partner of General Capital Group in 2008.

Jose Misrahi – Director

Since 2006, Mr. Misrahi has been the Chief Financial Officer of Facey Commodity Company Limited, a multi-national company operating in 29 countries. He has over 27 years of extensive financial experience with start-up, international and multi-location companies encompassing a broad range of businesses. His background includes structured financings, financial negotiations and banking relationships, mergers and acquisitions, real estate and cash flow management. He has expertise in complex international tax structuring, ad compliance, financial reporting, IT administration, budgeting and planning, cost reduction programs and human resource management. From 2003 to 2006, Mr. Misrahi was Managing Director of Vaupen Financial Advisors, a boutique Investment Bank. From 1992 to 2002, he served as Vice President, Finance for the Cisneros group of companies, a $3 billion multinational group with extensive media and communications holdings. While at Cisneros, he led the negotiations of the $550 million acquisition of Univision, the largest Spanish language television and station network in the US. From 1985 to 1991, Misrahi served as Assistant Controller and head of SEC reporting for NVF Company and Subsidiaries. The Group generated over $1 billion in revenues and consisted of three public companies and over 50 subsidiaries. From 1981 to1985 Mr. Misrahi was an auditor with Touché Ross & Co. in Miami, which is now part of Deloitte & Touché. Mr. Misrahi holds a BS degree in Accounting from the University of Miami (1980) and obtained his CPA from the State of Florida in 1982.

Vote Required and Board of Directors’ Recommendation

Those nominees who receive a majority of the votes cast shall be elected as directors. Any nominee who does not receive a majority of the votes cast shall tender his resignation to the Board of Directors, and the Board of Directors shall act on such resignation as specified above. Our Board of Directors recommends that the Stockholders vote “FOR” the nominees listed above.

Board of Directors and Committees

Board Meetings

During fiscal 2007, the Board of Directors held 4 meetings. Each director attended at least seventy-five percent of the aggregate number of meetings of the Board of Directors and meetings held by all committees of the board on which such director served. We expect each of our directors to attend our Annual Meeting every year, unless extenuating circumstances prevent their attendance.

Stockholder Communications with Board of Directors

Stockholders wishing to communicate with a board member, or the full board, may send a written communication to us, care of our Secretary, at the address of our principal executive offices. Our Secretary will forward the communication to the board or to any individual director or directors to whom the communication is addressed unless the communication is unduly hostile, threatening, illegal, or harassing, in which case our Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

Committees

Currently we have no board committees. Our board acts as our Audit, Compensation and Nominating and Governance Committee although we intend to appoint such committees in the future comprised of a majority of members who will independent directors.

Director Compensation

We have not paid our directors fees in the past for attending any meetings of our Board of Directors. Each non employee director was granted 135,000 shares of our common stock with vesting over two years through June 1, 2010. We reimburse each director for reasonable travel expenses related to such director’s attendance at Board of Directors’ meetings.

Director Independence

The majority of our directors are independent. In determining whether our directors are independent we are guided by the rules of the American Stock Exchange. Our Board of Directors will also consult with counsel to ensure that the board’s determinations are consistent with AMEX rules and all relevant securities and other laws and regulations regarding the independence of directors, including those adopted under the Sarbanes-Oxley Act of 2002 with respect to the independence of audit committee members. The AMEX listing standards define an “independent director” generally as a person, other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock as of June 30, 2008. The information below indicates:

•                  Each person who is known by us to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock;

•                  Each of our directors and executive officers; and

•                  All directors and executive officers as a group.

Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock indicated. For purposes of the table below, in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of any shares of common stock, over which he or she has or shares, directly or indirectly, voting or investment power, or of which he or she has the right to acquire beneficial ownership at any time within 60 days from the date hereof. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares.

Name of Holder	Number of Shares of Common Stock	Percent Owned of Common Stock

Albert P. Hernandez	3,907,851	6.8%

A. J. Hernandez	3,886,058	6.7%

Michael J. Knorr	300,000.5%

Clement S. Harary	300,000.5%

Christian J. Weber(1)	435,000.8%

Jose Misrahi(1)	135,000.2%

S. David Fineman	135,000.2%

Florian M. Schuhbauer(1)	135,000.2%

Mathijs van Houweninge(1)	135,000.2%

Holston Investments, BVI(1)	7,946,780	13.8%

All executive officers and directors as a group (nine individuals)(1)	9,368,909	16.2%

(1)           Includes Mssrs. Weber, Misrahi, Schuhbauer and Houweninge who currently are not executive officers or directors but are director nominees.

Executive Compensation

For the year ended December 31, 2007, we paid compensation to Albert P. Hernandez, A.J. Hernandez and Michael J. Knorr of $100,000, $100,000 and $150,000, respectively. For the year ended December 31, 2006 such compensation was $100,000, $100,000 and $0, respectively. During 2006 and 2007 the Company did not compensate Messers Hernandez and Hernandez the full amount due under their employment agreements and accordingly they received an aggregate of 602,222 shares and 483,333 shares respectively in lieu of certain salaries and benefits.  No other executive officers received compensation in excess of $100,000 for either year. No executive officers or directors were granted stock options or other forms of equity compensation in 2006 or 2007 except Albert P. Hernandez and A.J. Hernandez in the form of stock grants in lieu of salary and none exercised any options or received any other form of compensation in either year. We currently pay Albert P. Hernandez, A.J. Hernandez, Michael J. Knorr and Clement Harary annual salaries of $200,000, $175,000, $150,000, and $150,000 respectively. No other executive officers receive annual compensation in excess of $100,000, although certain employees receive compensation in excess of $100,000 annually.

We have employment agreements with Albert P. Hernandez, A.J. Hernandez, and Clement S. Harary.

Stock Options and Warrants

No options were issued during the fiscal year ended December 31, 2007.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the SEC. Such officers, directors, and ten percent Stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such forms received by us or written representations from certain reporting persons that no Forms 5 were required for such persons, we believe that, during the fiscal year ended December 31, 2007, all Section 16(a) filing requirements applicable to our officers, directors, and ten percent Stockholders were complied with.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION AS DIRECTORS OF THE NOMINEES IDENTIFIED ABOVE.

PROPOSAL 2:  APPROVAL OF THE ADOPTION OF
AMENDED AND RESTATED ARTICLES OF INCORPORATION

We propose to adopt Amended and Restated Articles of Incorporation effective upon stockholder approval and filing with the Nevada Secretary of State. The Amended and Restated Articles of Incorporation, a copy of which is attached to this Proxy Statement as Exhibit A, amends our Amended Articles of Incorporation to:

•                  Change our name to “SkyPostal Networks, Inc.”

•                  Divide the directors into three classes that will hold office on a staggered annual basis.

•                  Provide a vote of at least two-thirds of the issued and outstanding shares of stock entitled to vote to amend Articles III, IV and V of the Amended and Restated Articles of Incorporation.

•                  Provide for the Board of Directors to adapt, amend or repeal our bylaws.

Each of the proposed changes to our Articles of incorporation will be voted upon separately and are not conditioned upon the approval of each separate proposed change or approval of all of the proposed changes to our Articles of Incorporation.

Summary of the Amended and Restated Articles of Incorporation

The following is a summary of the material changes to our Amended Articles of Incorporation that are incorporated in our proposed Amended and Restated Articles of Incorporation and does not purport to be complete and is qualified in its entirety by reference to the specific language of our Amended and Restated Articles of Incorporation, attached to this proxy Statement as Exhibit A.

Proposed Amendment to our Amended Articles of Incorporation to change our name to: “SkyPostal Networks, Inc.”

The Board of Directors has adopted resolutions setting forth the proposed amendment to our Amended Articles of Incorporation (the “Name Amendment”), to be set forth in the Amended and Restated Articles of Incorporation,  the advisability of the Name Amendment, and a call for submission of the Name Amendment for approval by our Stockholders at a Special Meeting of Stockholders. The

following is the text of the Name Amendment to Article I of our Amended Articles of Incorporation, as proposed to be amended:

“The name of the Corporation is SkyPostal Networks, Inc.”

Purpose and Effect of Proposed Amendment

The authorization of the proposed amendment to our Articles of Incorporation would result in a name that more accurately reflects our current business.

Vote Required

If a quorum is present, the affirmative vote of the majority of shares present or represented by proxy and entitled to vote will be required for approval of the Amendment.

THE BOARD OF DIRECTORS AND MANAGEMENT UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO AUTHORIZE THE COMPANY TO CHANGE ITS NAME TO SKYPOSTAL NETWORKS, INC.

Proposed Amendment to our Amended Articles of Incorporation to divide the directors into three classes that will hold office on a staggered annual basis.

The Board of Directors has adopted resolutions setting forth the proposed amendment to our Articles of Incorporation (the “Directors’ Amendment”), to be set forth in the Amended and Restated Articles of Incorporation,  the advisability of the Directors’ Amendment, and a call for submission of the Directors’ Amendment for approval by our Stockholders at a Special Meeting of Stockholders. The following is the text of the Directors’ Amendment replacing Article IV of our Amended Articles of Incorporation as proposed to be amended:

“ARTICLE IV
DIRECTORS AND OFFICERS

Number of Directors.  The members of the governing board of the Corporation are styled as directors.  The Board of Directors of the Corporation shall be elected in such manner as shall be provided in the bylaws of the Corporation.  The number of directors may be changed from time to time in such manner as shall be provided in the bylaws of the Corporation, provided, that the Board of Directors shall consist of at least three (3) individuals and not more than nine (9) individuals.

Classified Board.  The directors shall be classified, with respect to the time for which they shall hold their respective offices, by dividing them into three classes, to be known as “Class I”, “Class II” and “Class III”.  Directors of Class I shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified; directors of Class II shall hold office until the second annual meeting of stockholders and until their successors are elected and qualified; and directors of Class III shall hold office until the third annual meeting of stockholders and until their successors are elected and qualified.  At each annual meeting of stockholders, successors to the directors of the class whose term of office expires at such annual meeting shall be elected to hold office until the third succeeding annual meeting of stockholders, so that the term of office of only one class of directors shall expire at each such annual meeting.  The number of directors in each class, which shall be such that as near as possible to one-third and at least one-fourth (or such other fraction as required by the NRS) in number are elected at each annual meeting, shall be established from time to time by resolution of the Board of Directors and shall be increased or decreased by resolution of the Board of Directors, as determined by the Board of Directors to be appropriate whenever the total number of directors is increased or decreased.  The term of each director holding office on the effective date of these Articles shall be increased to be the term prescribed by these Articles as if such director had been elected on such effective date, so that, as of the effective date, the current directors of the Corporation and their classifications shall be as follows:

Class I:

Mathijs van Houweninge

Jose Misrahi

Class II:

Florian M. Schuhbauer

S. David Fineman

Class III:

Christian J. Weber

A.J. Hernandez

Albert P. Hernandez

Limitation of Liability.  The liability of officers and directors of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS.  If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of officers or directors, the liability of officers and directors of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.

Payment of Expenses.  In addition to any other rights of indemnification permitted by the laws of the State of Nevada or as may be provided for by the Corporation in its bylaws or by agreement, the expenses of officers and directors incurred in defending any threatened, pending or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, involving alleged acts or omissions of such officer or director in his or her capacity as an officer or director of the Corporation or while serving in any capacity at the request of the Corporation as a director, officer, employee, agent, member, manager, managing member, partner or fiduciary of, or in any other capacity for, another corporation or any partnership, joint venture, trust or other enterprise, shall be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as such expenses are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of such officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation.  To the extent that an officer or director is successful on the merits in defense of any such action, suit or proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.  Notwithstanding anything to the contrary contained herein or in the bylaws of the Corporation, no officer or director may be indemnified for expenses incurred in defending any threatened, pending or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such officer or director incurred in his or her capacity as a stockholder.

Repeal And Conflicts.  Any repeal or modification of Section 3 or Section 4 of this Article IV approved by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director or officer of the Corporation existing as of the time of such repeal or modification.  In the event of any conflict between Section 3 or Section 4 of this Article IV and any other Article of the Articles, the terms and provisions of Section 3 and/or Section 4 of this Article IV, as applicable, shall control.”

Purpose and Effect of Proposed Amendment

The authorization of the proposed amendment to our Amended Articles of Incorporation to provide for different classes of directors for staggered terms would provide more continuity for the Board of Directors.

Vote Required

If a quorum is present, the affirmative vote by the majority of shares present or represented by proxy and entitled to vote will be required for approval of the Amendment.

THE BOARD OF DIRECTORS AND MANAGEMENT UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO AUTHORIZE THE THREE CLASSES OF DIRECTORS WITH STAGGERED TERMS.

Proposed Amendment to our Amended Articles of Incorporation to provide a vote of at least two-thirds of the issued and outstanding shares of stock entitled to vote to amend Articles III, IV and V of our Amended and Restated Articles of Incorporation.

The Board of Directors has adopted resolutions setting forth the proposed amendment to our Amended Articles of Incorporation (the “Voting Amendment”), to be set forth in the Amended and Restated Articles of Incorporation, the advisability of the Voting Amendment, and a call for submission of the Voting Amendment for approval by our Stockholders at a Special Meeting of Stockholders. The following is the text of the Voting Amendment and a new Article V of our Amended Articles of Incorporation as proposed to be amended:

“ARTICLE V

VOTING ON CERTAIN TRANSACTIONS

Amendment of Articles.  The Corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles, in the manner now or hereafter prescribed by the NRS, and all rights conferred on stockholders herein are granted subject to this reservation; provided, however, that no amendment, alteration, change or repeal may be made to: (a) Article III, (b) Article IV or (c) this Article V without the affirmative vote of the holders of at least two-thirds of the issued and outstanding shares of stock of the Corporation entitled to vote in the election of directors, excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred, considered for the purposes of this section as one class.

Additional Vote Required.  Any affirmative vote required by this Article V shall be in addition to the vote of the holders of any class or series of stock of the Corporation otherwise required at the time of such vote by law, the Articles, the resolutions of the Board of Directors providing for the issuance of such class or series and any agreement between the Corporation and any securities exchange or over-the-counter market upon which the Corporation’s shares are listed or designated for trading.”

Effect of Proposed Amendment Regarding Articles III, IV and V of our Proposed Amended and Restated Articles of Incorporation

•         Article III

NRS 78.320 requires the affirmative vote by the majority of shares present or represented by proxy and entitled to vote to amend Articles of Incorporation unless the Articles of Incorporation or Bylaws provide for a different percentage vote. We are proposing that any future amendment of Articles III, IV and V of our proposed Amended and Restated Articles of Incorporation will require a twothirds vote of our stockholders rather than a majority vote.

Proposed Article III of our Amended and Restated Articles of Incorporation provides that the stockholders may not in any circumstance take any action by written consent. NRS 78.320 (2) states that “unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.” The effect of our proposal is to require a two thirds vote of our stockholders to subsequently amend our Amended and Restated Articles of Incorporation to permit stockholder action by written consent.

•         Articles IV

As stated above, the proposed Article IV of our Amended and Restated Articles of Incorporation provides in part that our Board of Directors be elected to staggered terms of office. The proposed requirement of a two-thirds vote of stockholders to subsequently change the terms of the directors from staggered terms to the same term will be made more difficult by the requirement of a two-thirds vote of stockholders to affect this change.

•         Article V

This proposed amendment to our Articles of Incorporation provides for a vote of at least two-thirds of the issued and outstanding shares of stock entitled to vote to amend Articles III, IV and V of our Articles of the Amended and Restated Articles of Incorporation. Without this proposed amendment to our Articles of Incorporation, only the affirmative vote by the majority of shares present or represented by proxy and entitled to vote would be required for all amendments to our Articles of Incorporation instead of a two-thirds vote for amendments to Articles III, IV and V.

Anti-Takeover Effect of the Proposed Amendments to our Articles of Incorporation

The proposed amendment to our Amended Articles of Incorporation to provide for different classes of directors for staggered terms and the proposed amendment to Article V our Articles of Incorporation to require a “supermajority” vote to amend Articles III, IV and V of our Amended and Restated Articles of Incorporation as discussed above may be considered to be anti-takeover provisions although there have been no specific takeover efforts. Our Articles of Incorporation and bylaws do not contain any additional anti-takeover provisions and our management does not intend to propose other anti-takeover measures in future proxy solicitations.

The proposal to provide for different classes of directors for staggered terms will ensure the continuity of the Board of Directors in the future although there have not been any problems with respect to such continuity in the past.  A staggered term for the Board of Directors may make it more difficult for the Stockholders to change the majority of directors upon a merger or other change in control of the Company or even when the only reason for the change may be the performance of the current directors and is applicable to every election of directors rather than only an election occurring after a change in control of the Company.

The proposal to require a “supermajority” vote to change our Articles of Incorporation to permit stockholder action by written consent and to remove the requirement for a staggered term for the Board of Directors may have an anti-takeover effects. Stockholder action by written consent as otherwise provided by Nevada law would permit Stockholders to more easily approve a merger or other change of control without the time and expense of a Stockholders’ meeting. since it would make it more difficult for the Stockholders to remove this provision from our Articles of Incorporation. The proposal to require a “supermajority” vote to change our Articles of Incorporation to remove the requirement for a staggered term for the Board of Directors as discussed above may have an anti-takeover effect since it would make it more difficult or prevent the Stockholders from removing this provision.

Purpose and Effect of Proposed Amendment

The purpose and effect of the proposed amendment to our Amended and Restated Articles of Incorporation to provide a vote of at least two-thirds of the issued and outstanding shares of stock entitled to vote to amend Articles III, IV and V of our Amended and Restated Articles of Incorporation is to provide continuity for corporate governance by making it more difficult to eliminate our staggered Board of Directors and to eliminate the provision that the Board of Directors has the sole authority to adopt, amend or repeal our bylaws.

Vote Required

If a quorum is present, the affirmative vote by the majority of shares present or represented by proxy and entitled to vote will be required for approval of the Amendment.

THE BOARD OF DIRECTORS AND MANAGEMENT UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO PROVIDE FOR DIFFERENT VOTING REQUIREMENTS TO AMEND

ARTICLES III, IV AND V OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.

Proposed Amendment to our Amended Articles of Incorporation to provide for the Board of Directors to adapt, amend or repeal our Bylaws.

The Board of Directors has adopted resolutions setting forth the proposed amendment to our Amended Articles of Incorporation (the “Bylaws Amendment”), to be set forth in the Amended and Restated Articles of Incorporation, the advisability of the Bylaws Amendment, and a call for submission of the Voting Amendment for approval by our Stockholders at a Special Meeting of Stockholders. The following is the text of the Bylaws Amendment as a new Article VI of our Amended Articles of Incorporation as proposed to be amended:

“ARTICLE VI
AMENDMENTS TO THE BYLAWS

The authority to adopt, amend or repeal the bylaws of the Corporation shall be exclusive to the Board of Directors.”

Attached as Exhibit C is the form of our Amended and Restated Bylaws that our Board of Directors has approved subject to Stockholder approval of our Amended and Restated Articles of Incorporation. No vote of Stockholders is requested regarding the Amended and Restated Bylaws.

Purpose and Effect of Proposed Amendment

The authorization of the proposed amendment to our Amended Articles of Incorporation to provide that the authority to adopt, amend or repeal our bylaws shall be exclusive to the Board of Directors provides us more flexibility and substantially less expense than requiring that the Stockholders approve certain amendments to our bylaws, the repeal of current bylaws or the adoption of new bylaws.

Vote Required

If a quorum is present, the affirmative vote of by the majority of shares present or represented by proxy and entitled to vote will be required for approval of the Amendment to provide for the Board of Directors to adopt, amend or repeal our Bylaws.

THE BOARD OF DIRECTORS AND MANAGEMENT UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO PROVIDE FOR THE BOARD OF DIRECTORS TO HAVE THE EXCLUSIVE AUTHORITY TO ADOPT, AMEND OR REPEAL OUR BYLAWS.

PROPOSAL 3: APPROVAL OF THE 2008 OMNIBUS EQUITY COMPENSATION PLAN

The Board of Directors believes that the effective use of stock-based long-term incentive compensation will be integral to the Company’s success and is vital to its ability to achieve strong performance in the future. Subject to the approval of the Company’s stockholders, the board has adopted the Company’s 2008 Omnibus Equity Compensation Plan (the “Omnibus Plan” or the “2008 Omnibus Plan”). The Company is asking for approval of the 2008 Omnibus Plan to enable us to use the Omnibus Plan for stock-based incentive awards and tax-efficient cash-based incentive awards. There are no grants of awards that are contemplated to be made under the proposed 2008 Omnibus Plan concurrent with the approval of the 2008 Omnibus Plan.

Summary of the Omnibus Plan

The following summary of the material features of our Omnibus Plan (including the proposed amendment) does not purport to be complete and is qualified in its entirety by reference to the specific language of our Omnibus Plan, attached to this Proxy Statement as Exhibit B

Background and Purpose

The general purpose of the Omnibus Plan is to provide a means to enable us to (i) attract and retain personnel of exceptional ability; (ii) to motivate such personnel through added incentives to make a maximum contribution to greater profitability; (iii) to develop and maintain a highly competent management team; and (iv) to be competitive with other companies with respect to executive compensation.

Eligibility

All of our directors, executives and key employees, as well as any other persons whose participation the Board of Directors determines is in our best interests (collectively, the “Participants”), are eligible to participate in the Omnibus Plan. There are currently approximately 28 directors, executives, key employees, and consultants eligible to participate in the Omnibus Plan.

Shares Subject to Award under the Omnibus Plan

The number of authorized but unissued shares of Common Stock reserved for issuance is 5,000,000.  If any awards granted pursuant to the Omnibus Plan expire unexercised or are forfeited, terminated, or settled in cash in lieu of Common Stock, the shares of Common Stock theretofore subject to such awards generally are again available for awards under the Omnibus Plan.

Administration of the Omnibus Plan

The Omnibus Plan is administered by a Compensation Committee which currently consists of our Board of Directors. The Compensation Committee is authorized to interpret, construe and administer the Omnibus Plan and to adopt such rules, regulations and procedures of general application for the administration of the Omnibus Plan, as it deems appropriate.  Each Participant receiving an award under the Omnibus Plan is required to enter into an agreement with us that sets forth the restrictions, terms, and conditions of the award (the “Award Agreement”). The Compensation Committee is also responsible for correcting any defect or omission or reconciling any inconsistency in the Omnibus Plan or any Award Agreement.

Grant of Awards under the Omnibus Plan

Participants may receive a variety of stock options and awards under the Omnibus Plan.

Participants may purchase our Common Stock through stock options granted to them under the Omnibus Plan. An option entitles the optionee to purchase shares of Common Stock from us at the exercise price designated in the option. Two types of options, incentive stock options and non-qualified stock options, may be granted under the Omnibus Plan. The two types of options differ primarily in the tax consequences attending the exercise of an option and the disposition of the shares received upon exercise of an option.

Participants also may be granted stock appreciation rights, also known as “SARs,” independently of, or in relation to, an option. “Related SARs” are granted in relation to a particular option and can be exercised only upon the surrender to us, unexercised, of that portion of the option to which the SAR relates. The exercise of an SAR entitles the Participant to receive the excess of the “fair market value” of a share of Common Stock on the date of exercise over the exercise price of the related option.

Participants also may be awarded restricted stock (“Restricted Stock”), which is Common Stock issued with the restriction that the holder may not sell, transfer, pledge or assign such Common Stock until the terms and conditions of the award are met.

Awards under the Omnibus Plan may also be in the form of performance-based shares (“Performance Shares”), with each performance share representing such monetary amount as is determined by the Compensation Committee and subject to such terms and conditions as the Compensation Committee and the Board of Directors deem appropriate.

Pursuant to the Omnibus Plan, we may also award to a Participant (i) rights to receive shares of Common Stock at a future time (“Deferred Stock”) and/or (ii) shares of Common Stock in exchange for compensation that has been earned or that is to be earned by such Participant (“Stock Awards”). A Restricted Stock Award Unit (a “Unit”) is one type of Deferred Stock that the participant may be awarded pursuant to the Omnibus Plan. A Unit entitles the holder thereof to, subject to vesting and/or performance requirements, receive shares of Common Stock.

In addition to the awards discussed above, the Omnibus Plan provides for the granting of other awards of Common Stock and awards that are valued in whole or part by reference to a share of Common Stock, including convertible preferred stock, preferred stock, convertible debentures, exchangeable securities, phantom stock, and book value stock awards and options, which awards may be either alone, in addition to or in tandem with other awards permitted under the Omnibus Plan (“Other Stock-Based Awards”). The Compensation Committee may recommend for Board approval conditions, restrictions, limitations, values and other terms applicable to Other Stock-Based Awards as it determines in its discretion.

Terms and Conditions of Awards

Options. An option to purchase shares of Common Stock granted under the Omnibus Plan will either (a) qualify under Section 422 of the Code for treatment as an “incentive stock option” or (b) not qualify for treatment as an incentive stock option under Section 422 of the Code (a “non-qualified option”). An option may be granted alone or in addition to any other award under the Omnibus Plan and may be subject to a periodic vesting schedule. The Compensation Committee will recommend and the will approve Participants to whom options will be granted, whether an option is an incentive stock option or a non-qualified stock option, the number of shares of Common Stock subject to each grant. All options granted under the Plan are subject to the applicable provisions of the Plan and the applicable Award Agreement and to such other provisions as the Compensation Committee and Board of Directors may adopt.

By law, incentive stock options may only be granted to employees of the Company. No Participant may be granted incentive stock options (under the Omnibus Plan and any other equity plan of the Company) that are first exercisable in any calendar year for Common Stock having an aggregate fair market value (determined as of the date that the incentive stock option was granted) in excess of $100,000 and the limitations prescribed by Section 422(d) of the Code. The preceding annual limitation does not apply with respect to non-qualified stock options.

Subject to certain restrictions, the Compensation Committee recommends to the Board of Directors for its approval the exercise prices, expiration dates and other material conditions relating to options awarded under the Omnibus Plan. For example, the option price of an incentive stock option may not be less than the “Fair Market Value” (as such term is defined in the Omnibus Plan) on the date the option is granted. It is our policy to set the exercise price of any option grant at the closing price of our Common Stock on the AMEX on the day preceding the grant date.  In addition, in the case of an incentive stock option granted to a Participant who is a “Ten Percent Stockholder” (as such term is defined below), the option price may not be less than 110% of Fair Market Value on the date the option is granted. The term of an option will be such period of time as is fixed at the time of grant subject to the following limitations: (a) the term of an incentive stock option may not exceed ten years after the date of grant and (b) the term of an incentive stock option granted to a Ten Percent Stockholder may not exceed five years. The term will be described in the applicable Award Agreement.

An option may be exercised by giving written notice of exercise to us specifying the number of shares to be purchased. Such notice must be accompanied by payment in full of the exercise price in cash or if permitted by the terms of the governing Award Agreement by delivery of (a) a fully-secured, recourse promissory note or (b) shares of Common Stock already owned by the Participant.  In its discretion, the Compensation Committee and the Board of Directors also may permit Participants to simultaneously exercise an option, sell all or some of the shares of the Common Stock thereby acquired, and use the proceeds from such sale for payment of the exercise price.

Upon the termination of a Participant’s employment, vested options will remain exercisable for the period as may be specified by the Compensation Committee or in the Award Agreement.  Notwithstanding the foregoing, pursuant to the terms of the Omnibus Plan, in the event a Participant’s employment is terminated for any reason other than disability, retirement or death, the exercise period cannot exceed three months following termination and, in the event a Participant’s employment is terminated for disability or retirement, the exercise period cannot exceed one year following termination.

Stock Appreciation Rights. Awards of SARs may be made by the Compensation Committee and the Board of Directors under the Omnibus Plan in conjunction with awards of options (a “Related SAR”) or independent of any related option (an “Independent SAR”). An Independent SAR is a right to receive an amount payable either in Common Stock and/or cash equal to the appreciation in the Fair Market Value of our Common Stock for a predetermined number of shares over the period designated in the Award Agreement. The terms and conditions for such a SAR and its exercise (including, among other things, a Participant’s right to exercise the SAR upon termination) are determined by the Board of Directors upon the recommendation of the Compensation Committee and will be set out in the Award Agreement.  A Related SAR entitles the Participant to surrender the related option and receive in exchange therefor a payment in cash or shares of Common Stock having an aggregate value equal to the amount by which the Fair Market Value on the day of surrender exceeds the exercise price of the option multiplied by the number of shares acquirable under the surrendered option. A Related SAR is subject to the same terms and conditions as the related option and is vested and exercisable only if the option is vested and exercisable.

Restricted Stock. Awards under the Omnibus Plan may be in the form of Restricted Stock. Restricted Stock may be granted along or in addition to any other award under the Omnibus Plan. The Board of Directors, upon the recommendation of the Compensation Committee, shall determine the number of shares of Restricted Stock to be granted and may impose different terms and conditions on any particular grant. In consideration with each grant, the Compensation Committee shall recommend and the Board of Directors shall determine: the purchase price, if any, to be paid for the Restricted Stock, the length of the restriction period, any service or performance restrictions applicable to the Restricted Stock, the schedule pursuant to which restrictions shall lapse, and if dividends or other distributions on the Restricted Stock are to be paid currently to the Participant or for the account of the Participant, subject to certain conditions.

Performance Shares.  Awards under the Omnibus Plan may be in the form of Performance Shares, including a requirement that the Participant forfeit such Performance Shares in the event certain performance criteria are not met within a designated period of time. Performance Shares may be granted alone or in addition to any other award under the Omnibus Plan. The Board of Directors, upon the recommendation of the Compensation Committee,  determines the number of Performance Shares to be granted to a Participant. The Compensation Committee may recommend and the Board of Directors may impose different terms and conditions on any particular Performance Shares granted to any Participant. Participants receiving grants of Performance Shares will only earn into and be entitled to payment in respect of such awards if we and the Participant achieve certain performance goals (the “Performance Goals”) during and in respect of a designated performance period (the “Performance Period”). The

Performance Goals and the Performance Period are established by the Compensation Committee and the Board of Directors.

Deferred Stock. Awards of Deferred Stock, including Units, may be made pursuant to the Omnibus Plan. Deferred Stock awards may contain such conditions as to vesting, the purchase price (if any) payable by the Participant, forfeiture, performance goals and other terms as the Compensation Committee recommends and Board of Directors determines. Deferred Stock may be granted alone or in addition to any other award under the Omnibus Plan. In general, upon the close of the deferral period specified in the Deferred Stock Award Agreement, the vested shares of Common Stock subject to the Agreement are issued to the Participant. The remaining shares, if any, awarded will either be forfeited or will continue to be subject to the terms and conditions set by the Compensation Committee and Board of Directors, as applicable. Among the types of Deferred Stock awards that may be made under the Omnibus Plan are Units. In general, a Unit represents a right to receive one share of Common Stock once any applicable vesting or other conditions or restrictions for the unit are met. This is similar to a Restricted Stock Award, except that the underlying shares of Common Stock are not issued to the Participant until all conditions for payment have been met.

Other Stock Awards. The Omnibus Plan also provides for Stock Awards. The value of a Stock Award is determined by multiplying the number of shares awarded by the Fair Market Value of a share of Common Stock on the day of the award. The Compensation Committee and the Board of Directors may establish such conditions, restrictions and limitations on Stock Award as it determines in its sole discretion, and may cause a Stock Award at such time as the value represented thereby is to be paid to a Participant to be paid in cash or in the number of shares of Common Stock equal to such value divided by the Fair Market Value of a share on the date of payment.

Suspension, Termination and Amendment of the Omnibus Plan

The Board of Directors, upon recommendation of the Compensation Committee or otherwise, may amend or terminate the Omnibus Plan, at any time and from time to time, in such respects as the Board of Directors may deem advisable, subject to the limitations that:

•             No such termination or amendment may be effected after the date of an occurrence of a “change in control” if the result would be to impair the rights of any Participant with respect to an outstanding award made to him or her;

•             No such amendment may, without stockholder approval:

•             Alter the group of persons eligible to be Participants;

•             Subject to limited exceptions, materially increase the number of shares of Common Stock available for the issuance of awards under the Omnibus Plan;

•             Extend the period during which incentive stock options may be granted under the Omnibus Plan;

•             Limit or restrict the powers of the Board of Directors with respect to the administration of the Omnibus Plan; or

•             Modify the requirement of stockholder approval with respect to the foregoing amendments; and

•             No amendment to or discontinuance of the Omnibus Plan or any provision thereof by the board or the stockholders shall, without the written consent of the Participant, adversely affect any award previously granted to the Participant, except for the cancellation or forfeiture of awards if the Participant is terminated for cause or competes against us or any of our subsidiaries.

Federal Income Tax Consequences

The following discussion summarizes our understanding of the more significant federal income tax consequences associated with options granted under the Omnibus Plan. The tax consequences of receipt of any award under the Omnibus Plan may vary depending upon the particular circumstances and it should be noted that the income tax laws, regulations and interpretations thereof change frequently. Participants should rely upon their own tax consultants for advice concerning the specific tax consequences applicable to them.

Incentive Stock Options. The grant of an incentive stock option will not be a taxable event for the Participant or for us. A Participant will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our Common Stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the Participant holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the “Holding Period Requirement”).  We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the Participant generally must be our employee or an employee of one of our subsidiaries from the date the option is granted through a date within three months before the date of exercise of the option.

If all of the foregoing requirements are met except the Holding Period Requirement, the Participant will recognize ordinary income upon the disposition of the Common Stock in an amount generally equal to the excess of the fair market value of the Common Stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale).  The balance of the realized gain, if any, will be capital gain.  We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code of 1984, as amended (the “Code”) and to certain reporting requirements.

Non-Qualified Options. The grant of a non-qualified option will not be a taxable event for the Participant or us.  Upon exercising a non-qualified option, a Participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the Participant will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of Common Stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the Participant recognizes ordinary income.

A Participant who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The Participant will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares of Common Stock will be the fair market value of the shares of Common Stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the Participant’s estate for estate tax purposes.

In the event a Participant transfers a non-qualified stock option to his or her ex-spouse incident to the Participant’s divorce, neither the Participant nor the ex-spouse will recognize any taxable income at the time of the transfer. In general, a transfer is made “incident to divorce” if the transfer occurs within one year after the marriage ends or if it is related to the end of the marriage (for example, if the transfer is made pursuant to a divorce order or settlement agreement).  Upon the subsequent exercise of such option by the ex-spouse, the ex-spouse will recognize taxable income in an amount equal to the difference between the exercise price and the fair market value of the shares of Common Stock at the time of exercise. Any distribution to the ex-spouse as a result of the exercise of the option will be subject to employment and income tax withholding at this time.

Stock Appreciation Rights. There are no immediate tax consequences of receiving an award of a SAR under the Omnibus Plan. Upon exercising a SAR, a Participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the Participant recognizes ordinary income.

Restricted Stock. A Participant who is awarded Restricted Stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of Common Stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the Participant may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the Participant does not make such a Section 83(b) election, the fair market value of the Common Stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the Participant and will be taxable in the year the restrictions lapse and dividends paid while the Common Stock is subject to restrictions will be subject to withholding taxes. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the Participant recognizes ordinary income.

Performance Shares.  The payment of an award of Performance Shares is taxable to a Participant as ordinary income. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the Participant recognizes ordinary income.

Deferred Stock.  There are no immediate tax consequences of receiving an award of Deferred Stock under the Omnibus Plan.  A Participant who is awarded Deferred Stock Units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such Participant at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the Participant recognizes ordinary income.

Other Stock Awards.  Participants who are awarded unrestricted common stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock on the date of the award, reduced by the amount, if any, paid for such shares. If we company with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the Participant recognizes ordinary income.

Section 280(G). To the extent payments that are contingent on a change in control are determined to exceed certain Code limitations, they may be subject to a 20% nondeductible excise tax and our deduction with respect to the associated compensation expense may be disallowed in whole or in part.

Section 409A.  We intend for awards granted under the plan to comply with Section 409A of the Code. To the extent a Participant would be subject to the additional 20% excise tax imposed on certain nonqualified deferred compensation plans as a result of a provision of an award under the plan, the provision will be deemed amended to the minimum extent necessary to avoid application of the 20% excise tax.

Restrictions on Resale

Shares of Common Stock acquired by Participants pursuant to the Omnibus Plan may be resold only in compliance with the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws. We intend to file a Registration Statement on Form S-8 registering all of the shares of Common Stock underlying outstanding options granted pursuant to the Omnibus Plan and those shares reserved for issuance under awards to be granted pursuant to the Omnibus Plan.

Purpose and Effect of Approval of 2008 Omnibus Plan

The purpose of the 2008 Omnibus Plan is to provide a means to enable us to (i) attract and retain personnel of exceptional ability; (ii) to motivate such personnel through added incentives to make a maximum contribution to greater profitability; (iii) to develop and maintain a highly competent management team; and (iv) to be competitive with other companies with respect to executive compensation. Any grants pursuant to the 2008Omnibus Plan may have a dilutive effect upon the Stockholders.

Vote Required

If a quorum is present, the affirmative vote by the majority of shares present or represented by proxy and entitled to vote will be required for approval of the 2008 Omnibus Plan.

THE BOARD OF DIRECTORS AND MANAGEMENT UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE APPROVAL OF THE 2008 OMNIBUS PLAN.

STOCKHOLDER PROPOSALS

In accordance with Rule 14a-8 under the Exchange Act and our bylaws, any stockholder who intends to submit a proposal at our 2009 Annual Meeting of stockholders and who wishes to have the proposal considered for inclusion in the proxy statement for that meeting must, in addition to complying with applicable laws and regulations governing submission of such proposals, deliver the proposal to us for consideration no later than the end of our fiscal year 2008. Such proposal should be sent to us, care of our Chief Executive Officer, Albert P. Hernandez. Each proposal must set forth: (1) a brief description of the business the stockholder desires to bring before the Annual Meeting and the reasons for conducting such business at the Annual Meeting; (2) the name and record address of the stockholder proposing such business; (3) the class and number of shares of the Company that are beneficially owned by the stockholder; and (4) any material interest of the stockholder in such business.

If a stockholder wishes to present a proposal before the 2009 Annual Meeting of stockholders, but does not wish to have the proposal considered for inclusion in the proxy statement, the stockholder must give written notice to us at the address noted above. The notice must be submitted by March 31, 2009 (45 calendar days prior to the anniversary of the mailing date of the Notice of Internet Availability of Proxy Materials). If a stockholder submits a proposal after March 31, 2009, our proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at our 2009 Annual Meeting.

It is important that proxies be cast promptly. Therefore, stockholders, whether or not they expect to attend the meeting in person, are requested to cast their Proxy. If you do not intend to attend the Special Meeting, please complete, date, and sign the enclosed form of proxy and return it promptly in the envelope provided. By returning your proxy promptly, you can help us avoid the expense of follow-up mailings to ensure a quorum so that the meeting can be held.

By Order of the Board of Directors

/s/ Albert P. Hernandez
Albert P. Hernandez
Chief Executive Officer

July 3, 2008

Exhibit A

PROPOSED

AMENDED AND RESTATED

ARTICLES OF INCORPORATION
OF
OMEGA UNITED, INC.

OMEGA UNITED, INC. (the “Corporation”), a corporation organized under the laws of the State of Nevada, by its Chief Executive Officer does hereby certify that:

1.             Pursuant to the provisions of Nevada Revised Statutes (“NRS”) 78.390 and 78.403, the Corporation hereby amends and restates its articles of incorporation as set forth below.

2.             The amendment and restatement of the Articles of Incorporation as set forth below was adopted by the Corporation’s board of directors on April 15, 2008.

3.             The amendment and restatement of the Articles of Incorporation as set forth below was approved by the stockholders of the Corporation at a meeting thereof duly noticed and held on July     , 2008.

4.             That the undersigned officer has been authorized and directed by the board of directors to execute and file this certificate setting forth the text of the Articles of Incorporation of the Corporation as amended and restated in its entirety to this date as follows:

ARTICLE I

NAME

The name of the corporation is SkyPostal Networks, Inc. (the “Corporation”).

ARTICLE II

CAPITAL STOCK

Section 1.  Authorized Shares.  The aggregate number of capital stock shares which the Corporation shall have authority to issue is two hundred million (200,000,000) shares, consisting of (i) one hundred fifty million (150,000,000) shares of Common Stock having a par value of $0.001 per share and (ii) fifty million (50,000,000) shares of Preferred Stock with a par value of $0.001 per share.  The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof.  The voting powers, designations, preferences, limitations, restrictions and relative, participating, optional and other rights, and the qualifications, limitations or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to Section 3 of this Article II.

Section 2.  Common Stock.

(a)             Dividend Rate.  Subject to the rights of holders of any Preferred Stock having preference as to dividends and except as otherwise provided by these Amended and

Restated Articles of Incorporation, as amended from time to time (hereinafter, the “Articles”) or the NRS, the holders of Common Stock shall be entitled to receive dividends when, as and if declared by the board of directors out of assets legally available therefor.

(b)            Voting Rights.  Except as otherwise provided by the NRS, the holders of the issued and outstanding shares of Common Stock shall be entitled to one vote for each share of Common Stock.  No holder of shares of Common Stock shall have the right to cumulate votes.

(c)             Liquidation Rights.  In the event of liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, subject to the prior rights of holders of Preferred Stock to share ratably in the Corporation’s assets, the Common Stock and any shares of Preferred Stock which are not entitled to any preference in liquidation shall share equally and ratably in the Corporation’s assets available for distribution after giving effect to any liquidation preference of any shares of Preferred Stock.  A merger, conversion, exchange or consolidation of the Corporation with or into any other person or sale or transfer of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(d)            No Conversion, Redemption, or Preemptive Rights.  The holders of Common Stock shall not have any conversion, redemption or preemptive rights.

(e)             Consideration for Shares.  The Common Stock authorized by this Article shall be issued for such consideration as shall be fixed from time to time by the board of directors.

Section 3.  Preferred Stock.

(a)             Designation.  The board of directors is hereby vested with the authority from time to time to provide by resolution for the issuance of shares of Preferred Stock in one or more series not exceeding the aggregate number of shares of Preferred Stock authorized by these Articles, and to prescribe with respect to each such series the voting powers, if any, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions relating thereto, including, without limiting the generality of the foregoing: the voting rights relating to the shares of Preferred Stock of any series (which voting rights, if any, may be full or limited, may vary over time and may be applicable generally or only upon any stated fact or event); the rate of dividends (which may be cumulative or noncumulative), the condition or time for payment of dividends and the preference or relation of such dividends to dividends payable on any other class or series of capital stock; the rights of holders of Preferred Stock of any series in the event of liquidation, dissolution, or winding up of the affairs of the Corporation; the rights, if any, of holders of Preferred Stock of any series to convert or exchange such shares of Preferred Stock of such series for shares of any other class or series of capital stock or for any other securities, property or assets of the Corporation or any subsidiary (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable, and the time or times during which a particular price or rate shall be applicable); whether the shares of any series of Preferred Stock shall be subject to redemption by the Corporation, and if subject to redemption, the times, prices, rates, adjustments and other terms and conditions of such redemption.  Such powers, designations, preferences, limitations, restrictions and relative rights may be made dependent upon any fact or event which may be ascertained outside the Articles or the resolution if the manner in which the fact or event may operate on such series is stated in the Articles or resolution.  As used in this section, “fact or event” includes, without limitation, the existence of a fact or occurrence of an event, including, without limitation, a determination or action by a person, government, governmental agency or political subdivision of a government.  The board of directors is further authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.  Unless the board of directors provides to the contrary in the resolution which fixes the characteristics of a series of Preferred Stock, neither the approval by series, or otherwise, of the holders of any outstanding Preferred Stock nor the approval of the holders of any outstanding Common Stock shall be required for the issuance of any new series of Preferred Stock regardless of whether the rights and preferences of the new series of Preferred Stock are senior or superior, in any way, to the outstanding series of Preferred Stock or the Common Stock.

(b)            Certificate.  Before the Corporation shall issue any shares of Preferred Stock of any series, a certificate of designation setting forth a copy of the resolution or resolutions of the board of directors and establishing the voting powers, designations, preferences, the relative, participating, optional or other rights, if any, and the qualifications, limitations and restrictions, if any, relating to the shares of Preferred Stock of such series, and the number of shares of Preferred Stock of such series authorized by the board of directors to be issued shall be made and signed by an officer of the corporation and filed in the manner prescribed by the NRS.

Section 4.  Non-Assessment of Stock.  The capital stock of the Corporation, after the amount of the subscription price has been fully paid, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed, and the Articles shall not be amended in this particular.  No stockholder of the Corporation shall be individually liable for the debts or liabilities of the Corporation.

ARTICLE III

NO ACTION OF STOCKHOLDERS BY WRITTEN CONSENT

The stockholders may not in any circumstance take action by written consent.

ARTICLE IV

DIRECTORS AND OFFICERS

Section 1.  Number of Directors.  The members of the governing board of the Corporation are styled as directors.  The board of directors of the Corporation shall be elected in such manner as shall be provided in the bylaws of the Corporation.  The number of directors may be changed from time to time in such manner as shall be provided in the bylaws of the Corporation, provided, that the board of directors shall consist of at least three (3) individuals and not more than nine (9) individuals.

Section 2.  Classified Board.  The directors shall be classified, with respect to the time for which they shall hold their respective offices, by dividing them into three classes, to be known as “Class I”, “Class II” and “Class III”.  Directors of Class I shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified; directors of Class II shall hold office until the second annual meeting of stockholders and until their successors are elected and qualified; and directors of Class III shall hold office until the third annual meeting of stockholders and until their successors are elected and qualified.  At each annual meeting of stockholders, successors to the directors of the class whose term of office expires at such annual meeting shall be elected to hold office until the third succeeding annual meeting of stockholders, so that the term of office of only one class of directors shall expire at each such annual meeting.  The number of directors in each class, which shall be such that as near as possible to one-third and at least one-fourth (or such other fraction as required by the NRS) in number are elected at each annual meeting, shall be established from time to time by resolution of the board of directors and shall be increased or decreased by resolution of the board of directors, as determined by the board of directors to be appropriate whenever the total number of directors is increased or decreased.  The term of each director holding office on the effective date of these Articles shall be increased to be the term prescribed by these Articles as if such director had been elected on such effective date, so that, as of the effective date, the current directors of the Corporation and their classifications shall be as follows:

Class I:	Mathijs van Houweninge

Jose Misrahi

Class II:	Florian M. Schuhbauer

S. David Fineman

Class III:	Christian J. Weber

A.J. Hernandez

Albert P. Hernandez

Section 3.  Limitation of Liability.  The liability of officers and directors of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS.  If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of officers or directors, the liability of officers and directors of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.

Section 4.  Payment of Expenses.  In addition to any other rights of indemnification permitted by the laws of the State of Nevada or as may be provided for by the Corporation in its bylaws or by agreement, the expenses of officers and directors incurred in defending any threatened, pending or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, involving alleged acts or omissions of such officer or director in his or her capacity as an officer or director of the Corporation or while serving in any capacity at the request of the Corporation as a director, officer, employee, agent, member, manager, managing member, partner or fiduciary of, or in any other capacity for, another corporation or any partnership, J joint venture, trust or other enterprise, shall be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as such expenses are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of such officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation.  To the extent that an officer or director is successful on the merits in defense of any such action, suit or proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.  Notwithstanding anything to the contrary contained herein or in the bylaws of the Corporation, no officer or director may be indemnified for expenses incurred in defending any threatened, pending or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such officer or director incurred in his or her capacity as a stockholder.

Section 5.  Repeal And Conflicts.  Any repeal or modification of Section 3 or Section 4 of this Article IV approved by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director or officer of the Corporation existing as of the time of such repeal or modification.  In the event of any conflict between Section 3 or Section 4 of this Article IV and any other Article of the Articles, the terms and provisions of Section 3 and/or Section 4 of this Article IV, as applicable, shall control.

ARTICLE V

VOTING ON CERTAIN TRANSACTIONS

Section 1.  Amendment of Articles.  The Corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles, in the manner now or hereafter prescribed by the NRS, and all rights conferred on stockholders herein are granted subject to this reservation; provided, however, that no amendment, alteration, change or repeal may be made to: (a) Article III, (b) Article IV or (c) this Article V without the affirmative vote of the holders of at least two-thirds of the issued and outstanding shares of stock of the Corporation entitled to vote in the election of directors, excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred, considered for the purposes of this section as one class.

Section 2.  Additional Vote Required.  Any affirmative vote required by this Article V shall be in addition to the vote of the holders of any class or series of stock of the Corporation otherwise required at the time of such vote by law, the Articles, the resolutions of the board of directors providing for the issuance of such class or series and any agreement between the Corporation and any securities exchange or over-the-counter market upon which the Corporation’s shares are listed or designated for trading.

ARTICLE VI

AMENDMENTS TO THE BYLAWS

The authority to adopt, amend or repeal the bylaws of the Corporation shall be exclusive to the board of directors.

IN WITNESS WHEREOF, the Corporation has caused these Amended and Restated Articles of Incorporation to be executed in its name by its Chief Executive Officer this       day of           , 2008.

Albert P. Hernandez

Exhibit B

SKYPOSTAL NETWORKS, INC.

OMNIBUS EQUITY COMPENSATION PLAN

GENERAL PROVISIONS

The Plan is designed for the benefit of the directors, executives and key employees of the Company (i) to attract and retain for the Company personnel of exceptional ability; (ii) to motivate such personnel through added incentives to make a maximum contribution to greater profitability; (iii) to develop and maintain a highly competent management team; and (iv) to be competitive with other companies with respect to executive compensation.

Awards under the Plan may be made to Participants in the form of (i) Incentive Stock Options; (ii) Nonqualified Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock; (v) Stock Awards; (vi) Performance Shares; (vii) Other Stock-Based Awards; and (ix) other forms of equity-based compensation as may be provided and are permissible under this Plan and the law.

The Plan shall be effective July 1, 2008 (the “Effective Date”), subject to the approval of the Plan by a majority of the votes cast by the holders of the Company’s Common Stock, which may be voted at the next annual or special shareholder’s meeting. Any Awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant) but shall be conditioned on, and subject to, the approval of the Plan by the Company’s shareholders.

DEFINITIONS

Except where the context otherwise indicates, the following definitions apply:

“Acceleration Event” means the occurrence of an event defined in Article XII of the Plan.

“Act” means the Securities Exchange Act of 1934, as amended.

“Agreement” means the written agreement evidencing each Award granted to a Participant under the Plan.

“Award” means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, a Stock Option, Stock Right, Restricted Stock, Stock Award, Performance Share, Other Stock-Based Award, or any combination of the foregoing.

“Board” means the Board of Directors of the Company.

“Change in Control” shall have the meaning set forth in Section 12.2 of the Plan.

“Change in Control Price” shall have the meaning set forth in Section 12.7 of the Plan.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board.

“Company” means SkyPostal Networks, Inc., a Nevada corporation.

“Disability” means disability as determined under procedures established by the Committee or in any Award.

“Discount Stock Options” means the Nonqualified Stock Options, which provide for an exercise price of less than the Fair Market Value of the Stock at the date of the Award.

“Early Retirement” means retirement from active employment with the Company, with the express consent of the Committee, pursuant to the early retirement provisions established by the Committee or in any Award.

“Effective Date” shall have the meaning set forth in Section 1.3 of the Plan.

“Eligible Participant” means any director, executive or key employee of the Company, as shall be determined by the Committee, as well as any other person whose participation the Committee determines is in the best interest of the Company, subject to limitations as may be provided by the Code, the Act or the Committee. For purposes of Article IV and Incentive Stock Options that may be granted hereunder, the term “Eligible Participant” shall be limited to an executive or other key employee meeting the qualifications for receipt of an Incentive Stock Option under the provisions of Section 422 of the Code.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Fair Market Value” means, with respect to any given day, the closing price of the Stock reported on the Nasdaq Global Market tier of The Nasdaq Stock Market for such day, or if the Stock was not traded on the Nasdaq Global Market tier of The Nasdaq Stock Market on such day, then on the next day on which the Stock was traded, all as reported by such source as the Committee may select. The Committee may establish an alternative method of determining Fair Market Value.

“Incentive Stock Option” means a Stock Option granted under Article IV of the Plan, and as defined in Section 422 of the Code.

“Limited Stock Appreciation Rights” means a Stock Right which is exercisable only in the event of a Change in Control, as described in Section 6.8 of this Plan, which provides for an amount payable solely in cash, equal to the excess of the Stock Appreciation Right Fair Market Value of a share of Stock on the day the Stock Right is surrendered over the price at which a Participant could exercise a related Stock Option to purchase the share of Stock.

“Nonqualified Stock Option” means a Stock Option granted under Article V of the Plan.

“Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after age 65, or pursuant to such other requirements as may be established by the Committee or in any Award.

“Option Grant Date” means, as to any Stock Option, the latest of:

the date on which the Committee grants the Stock Option to the Participant;

the date the Participant receiving the Stock Option becomes an employee of the Company or its Subsidiaries, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

such other date (other than the dates described in (i) and (ii) above) as the Committee may designate.

“Other Stock-Based Award” means an Award under Article XI of the Plan that is valued in whole or in part by reference to, or is otherwise based on, Stock.

“Participant” means an Eligible Participant to whom an Award of equity-based compensation has been granted and who has entered into an Agreement evidencing the Award.

“Performance Share” means an Award under Article X of the Plan of a unit valued by reference to a designated number of shares of Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Stock, or any combination thereof, upon achievement of such Performance Objectives during the Performance Period as the Committee shall establish at the time of such Award or thereafter.

“Performance Objectives” shall have the meaning set forth in Article X of the Plan.

“Performance Period” shall have the meaning set forth in Article X of the Plan.

“Plan” means the SkyPostal Networks, Inc. Omnibus Equity Compensation Plan, as amended from time to time.

“Related Stock Appreciation Right” shall have the meaning set forth in Section 6.1 of the Plan.

“Restricted Stock” means an Award of Stock under Article VIII of the Plan, which Stock is issued with the restriction that the holder may not sell, transfer, pledge, or assign such Stock and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such Stock, and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

“Restriction Period” means the period commencing on the date an Award of Restricted Stock is granted and ending on such date as the Committee shall determine.

“Retirement” means Normal or Early Retirement.

“Stock” means shares of common stock par value $.001 per share of the Company, as may be adjusted pursuant to the provisions of Section 3.10.

“Stock Appreciation Right” means a Stock Right, as described in Article VI of this Plan, which provides for an amount payable in Stock and/or cash, as determined by the Committee, equal to the excess of the Fair Market Value of a share of Stock on the day the Stock Right is exercised over the price at which the Participant could exercise a related Stock Option to purchase the share of Stock.

“Stock Appreciation Right Fair Market Value” means a value established by the Committee for the exercise of a Stock Appreciation Right or a Limited Stock Appreciation Right.

“Stock Award” means an Award of Stock granted in payment of compensation, as provided in Article IX of the Plan.

“Stock Option” means an Award under Article IV or V of the Plan of an option to purchase Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

“Stock Right” means an Award under Article VI of the Plan. A Stock Right may be either a Stock Appreciation Right or a Limited Stock Appreciation Right.

“Termination of Employment” means the discontinuance of employment of a Participant with the Company. The determination of whether a Participant has discontinued employment shall be made by the Committee in its discretion. In determining whether a Termination of Employment has occurred, the Committee may provide that service as a consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company. The Committee shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant terminates employment, to establish as a provision applicable to the exercise of one or more Awards that during the limited period of exercisability following Termination of Employment, the Award may be exercised not only with respect to the number of shares of Stock for which it is exercisable at the time of the Termination of Employment but also with respect to one or more subsequent installments for which the Award would have become exercisable had the Termination of Employment not occurred.

ADMINISTRATION

This Plan shall be administered by the Committee. Members of the Committee may vote on any matters affecting the administration of the Plan or the grant of Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Committee or Board during which action is taken with respect to the granting of an Award to such member. The Committee, in its discretion, may delegate to one or more of its members such of its powers, as it deems appropriate. The Committee also may limit the power of any member to the extent necessary to comply with Rule 16b-3 under the Act or any other law. The Board, in its discretion, may require that all or any final actions or determinations by the Committee be made by or be subject to approval or ratification by the Board before becoming effective. To the extent all or any decisions, actions, or determinations relating to the administration of the Plan are made by the Board, the Board shall have all power and authority granted to the Committee in this Article and otherwise in this Plan, and for these purposes, all references to the “Committee” herein shall be deemed to include the Board.

The Committee shall have the exclusive right to interpret, construe and administer the Plan, to select the persons who are eligible to receive an Award, and to act in all matters pertaining to the granting of an Award and the contents of the Agreement evidencing the Award, including, without limitation, the determination of the number of Stock Options, Stock Rights, shares of Stock or Performance Shares subject to an Award and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. All acts, determinations and decisions of the Committee made or taken pursuant to grants of authority under the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all Participants, Eligible Participants and their beneficiaries.

The Committee may adopt such rules, regulations and procedures of general application for the administration of this Plan, as it deems appropriate.

Without limiting the foregoing Sections 3.1, 3.2, and 3.3, and notwithstanding any other provisions of the Plan, the Committee is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to an Award in the event of an Acceleration Event as defined in Article XII. Such action may include, but shall not be limited to, establishing, amending or waiving the forms, terms, conditions and duration of an Award and the Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Committee may take such actions pursuant to this Section 3.4 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the Award Agreement, or by taking action with respect to individual Participants.

The aggregate number of shares of Stock, which are reserved for issuance under the Plan, shall be five million (5,000,000).  The aggregate number of shares of stock reserved for issuance under the plan shall be adjusted in accordance with Section 3.10.

If, for any reason, any shares of Stock or Performance Shares awarded or subject to purchase under the Plan are not delivered or purchased, or are reacquired by the Company, for reasons including, but not limited to, a forfeiture of Restricted Stock or termination, expiration or cancellation of a Stock Option, Stock Right or Performance Share, or any other termination of an Award without payment being made in the form of Stock (whether or not Restricted Stock), such shares of Stock or Performance Shares shall not be charged against the aggregate number of shares of Stock available for Award under the Plan, and shall again be available for Award under the Plan.

For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Stock subject to an Award.

To the extent a Stock Right granted in connection with a Stock Option is exercised without payment being made in the form of Stock (whether or not Restricted Stock), the shares of Stock which otherwise would have been issued upon the exercise of such related Stock Option shall not be charged against the aggregate number of shares of Stock subject to an Award under the Plan, and shall again be available for Award under the Plan.

Each Award granted under the Plan shall be evidenced by a written Award Agreement. Each Award Agreement shall be subject to and incorporate (by reference or otherwise) the applicable terms and conditions of the Plan, and any other terms and conditions (not inconsistent with the Plan) required by the Committee.

The Company shall not be required to issue or deliver any certificates for shares of Stock prior to:

the listing of such shares on any stock exchange on which the Stock may then be listed; and

the completion of any registration or qualification of such shares of Stock under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its discretion, determine to be necessary or advisable.

All certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

Subject to the restrictions on Restricted Stock, as provided in Article VIII of the Plan and in the Restricted Stock Award Agreement, each Participant who receives an Award of Restricted Stock shall have all of the rights of a shareholder with respect to such shares of Stock, including the right to vote the shares to the extent, if any, such shares possess voting rights and receive dividends and other distributions. Except as provided otherwise in the Plan or in an Award Agreement, no Participant awarded a Stock Option, Stock Right, Stock Award or Performance Share shall have any right as a shareholder with respect to any shares of Stock covered by his or her Stock Option, Stock Right, Stock Award or Performance Share prior to the date of issuance to him or her of a certificate or certificates for such shares of Stock.

If any reorganization, recapitalization, reclassification, stock split-up, stock dividend, or consolidation of shares of Stock, merger or consolidation of the Company or its Subsidiaries or sale or other disposition by the Company or its Subsidiaries of all or a portion of its assets, any other change in the Company’s or its Subsidiaries’ corporate structure, or any distribution to shareholders other than a cash dividend results in the outstanding shares of Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares of Stock or other securities of the Company, or for shares of Stock or other securities of any other Company; or new, different or additional shares or other securities of the Company or of any other Company being received by the holders of outstanding shares of Stock, then equitable adjustments shall be made by the Committee in:

the limitation of the aggregate number of shares of Stock that may be awarded as set forth in Sections 3.5 3.15, and 4.1(e) (to the extent permitted under Section 422 of the Code) of the Plan;

the number of shares and class of Stock that may be subject to an Award, and which have not been issued or transferred under an outstanding Award;

the purchase price to be paid per share of Stock under outstanding Stock Options and the number of shares of Stock to be transferred in settlement of outstanding Stock Rights; and

the terms, conditions or restrictions of any Award and Award Agreement, including the price payable for the acquisition of Stock; provided, however, that all adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorney’s fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted there under, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the Committee member has been negligent or engaged in misconduct in the performance of his duties; provided, that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

The Committee may require each person purchasing shares of Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that he is acquiring the shares of Stock without a view to distribution thereof. The certificates for such shares of Stock may include any legend, which the Committee deems appropriate to reflect any restrictions on transfer.

The Committee shall be authorized to make adjustments in a performance based criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Company (or any Subsidiary, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another Company or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

The Committee shall have full power and authority to determine whether, to what extent and under what circumstances, any Award shall be canceled or suspended. In particular, but without limitation, all outstanding Awards to any Participant shall be canceled if (a) the Participant, without the consent of the Committee, while employed by the Company or after termination of such employment, becomes associated with, employed by, renders services to, or owns any interest in (other than any nonsubstantial interest, as determined by the Committee), any business that is in competition with the Company or with any business in which the Company has a substantial interest as determined by the Committee; or (b) is terminated for cause as determined by the Committee.

Subject to the limitations of Section 3.5, the maximum number of shares of Stock with respect to which an Award or Awards of Stock Options and/or Stock Rights under the Plan may be granted during any calendar year to any participant shall be five hundred thousand (500,000) shares.

INCENTIVE STOCK OPTIONS

Each provision of this Article IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded. Incentive Stock Options shall be granted only to Eligible Participants, each of whom may be granted one or more such Incentive Stock Options at such time or times determined by the Committee following the Effective Date until the ten year (10) anniversary of the Effective Date, subject to the following conditions:

The Incentive Stock Option price per share of Stock shall be set in the Award Agreement, but shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock at the time of the Option Grant Date.

The Incentive Stock Option and its related Stock Right, if any, may be exercised in full or in part from time to time within ten (10) years from the Option Grant Date, or such shorter period as may be specified by the Committee in the Award; provided, that in any event, the Incentive Stock Option and related Stock Right shall lapse and cease to be exercisable upon, or within such period following, a Termination of Employment as shall have been determined by the Committee and as specified in the Incentive Stock Option Award Agreement or its related Stock Right Award Agreement; provided, however, that such period following a

Termination of Employment shall not exceed three (3) months unless employment shall have terminated:

as a result of death or Disability, in which event, such period shall not exceed one year after the date of death or Disability; and

as a result of death, if death shall have occurred following a Termination of Employment and while the Incentive Stock Option or Stock Right was still exercisable, in which event, such period shall not exceed one year after the date of death;

provided, further, that such period following a Termination of Employment shall in no event extend the original exercise period of the Incentive Stock Option or any related Stock Right.

The aggregate Fair Market Value, determined as of the Option Grant Date, of the shares of Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year by any Eligible Participant shall not exceed one hundred thousand dollars ($100,000); provided, however, to the extent permitted under Section 422 of the Code:

if a Participant’s employment is terminated by reason of death, Disability or Retirement and the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period applied without regard to the one hundred thousand dollar ($100,000) limitation contained in Section 422 of the Code is greater than the portion of such option that is immediately exercisable as an Incentive Stock Option during such post-termination period under Section 422, such excess shall be treated as a Nonqualified Stock Option; and

if the exercise of an Incentive Stock Option is accelerated by reason of an Acceleration Event, any portion of such Award that is not exercisable as an Incentive Stock Option by reason of the one hundred thousand dollar ($100,000) limitation contained in Section 422 of the Code shall be treated as a Nonqualified Stock Option.

Incentive Stock Options shall be granted only to an Eligible Participant who, at the time of the Option Grant Date, does not own Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company; provided, however, the foregoing restriction shall not apply if at the time of the Option Grant Date the option price is at least one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Incentive Stock Option and such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the Option Grant Date.

The Committee may adopt any other terms and conditions which it determines should be imposed for the Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article IV as determined by the Committee.

The Committee may at any time offer to buy out for a payment in cash, Stock or Restricted Stock an Incentive Stock Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

If the Incentive Stock Option Award Agreement so provides, the Committee may require that all or part of the shares of Stock to be issued upon the exercise of an Incentive Stock Option shall take the form of Restricted Stock, which shall be valued on the date of exercise, as determined by the Committee, on the basis of the Fair Market Value of such Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

NONQUALIFIED STOCK OPTIONS

One or more Stock Options may be granted as Nonqualified Stock Options to Eligible Participants to purchase shares of Stock at such time or times determined by the Committee, following the Effective Date, subject to the terms and conditions set forth in this Article V.

The Nonqualified Stock Option price per share of Stock shall be established in the Award Agreement, but shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock at the time of the Option Grant Date.

The Nonqualified Stock Option and its related Stock Right, if any, may be exercised in full or in part from time to time within such period as may be specified by the Committee or in the Award Agreement; provided, that, in any event, the Nonqualified Stock Option and the related Stock Right shall lapse and cease to be exercisable upon, or within such period following, Termination of Employment as shall have been determined by the Committee and as specified in the Nonqualified Stock Option Award Agreement or Stock Right Award Agreement; provided, however, that such period following Termination of Employment shall not exceed three (3) months unless employment shall have terminated:

as a result of Retirement or Disability, in which event, such period shall not exceed one year after the date of Retirement or Disability, or within such longer period as the Committee may specify; and

as a result of death, or if death shall have occurred following a Termination of Employment and while the Nonqualified Stock Option or Stock Right was still exercisable, in which event, such period may exceed one year after the date of death, as provided by the Committee or in the Award Agreement.

The Nonqualified Stock Option Award Agreement may include any other terms and conditions not inconsistent with this Article V or with Article VII, as determined by the Committee.

STOCK APPRECIATION RIGHTS

A Stock Appreciation Right may be granted to an Eligible Participant in connection with an Incentive Stock Option or a Nonqualified Stock Option granted under Article IV or Article V of this Plan (a “Related Stock Appreciation Right”), or may be granted independent of any related Incentive or Nonqualified Stock Option.

A Related Stock Appreciation Right shall entitle a holder of a Stock Option, within the period specified for the exercise of the Stock Option, to surrender the unexercised Stock Option (or a portion thereof) and to receive in exchange therefor a payment in cash or shares of Stock having an aggregate value equal to the amount by which the Fair Market Value of each share of Stock exceeds the Stock Option price per share of Stock, times the number of shares of Stock under the Stock Option, or portion thereof, which is surrendered.

Each Related Stock Appreciation Right granted hereunder shall be subject to the same terms and conditions as the related Stock Option, including limitations on transferability, if any, and shall be exercisable only to the extent such Stock Option is exercisable and shall terminate or lapse and cease to be exercisable when the related Stock Option terminates or lapses. The grant of a Related Stock Appreciation Right related to an Incentive Stock Option must be concurrent with the grant of the Incentive Stock Option. With respect to Nonqualified Stock Options, the grant of a Related Stock Appreciation Right either may be concurrent with the grant of the Nonqualified Stock Option, or subsequent to the grant of the Nonqualified Stock Option, in connection with a Nonqualified Stock Option previously granted under Article V, which is unexercised and has not terminated or lapsed.

The Committee shall have the sole discretion to determine, in each case whether the payment with respect to the exercise of a Stock Appreciation Right shall be made in the form of all cash, all Stock, or any combination thereof. If payment is to be made in Stock, the number of shares of Stock shall be determined based on the Fair Market Value of the Stock on the date of exercise of the Stock Appreciation Right.  If the Committee elects to make full payment in Stock, no fractional shares of Stock shall be issued and cash payments shall be made in lieu of fractional shares.

The Committee shall have sole discretion as to the timing of any payment made in cash, Stock, or a combination thereof upon exercise of a Stock Appreciation Right.  Payment may be made in a lump sum, in annual installments or may be otherwise deferred and the Committee shall have sole discretion to determine whether any deferred payments may bear amounts equivalent to interest or cash dividends.

Upon the exercise of a Related Stock Appreciation Right, the number of shares of Stock subject to exercise under any related Stock Option shall automatically be reduced by the number of shares of Stock represented by the Stock Option or portion thereof which is surrendered.

The Committee, in its sole discretion, may also provide that, in the event of a Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right or Limited Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

In its sole discretion, the Committee may grant Limited Stock Appreciation Rights under this Article VI. Limited Stock Appreciation Rights shall become exercisable only in the event of a Change in Control, subject to such terms and conditions as the Committee, in its sole discretion, may specify at grant. Such Limited Stock Appreciation Rights shall be settled solely in cash. A Limited Stock Appreciation Right shall entitle the holder of the related Stock Option to surrender such Stock Option, or any portion thereof, to the extent unexercised, in respect of the number of shares of Stock as to which such Limited Stock Appreciation Right is exercised, and to receive a cash payment equal to the difference between (a) the Stock Appreciation Right Fair Market Value (at the date of surrender) of a share of Stock for which the surrendered Stock Option or portion thereof is then exercisable, and (b) the price at which a Participant could exercise a related Stock Option to purchase the share of Stock. Such Stock Option shall, to the extent so surrendered, thereupon cease to be exercisable. A Limited Stock Appreciation Right shall be subject to such further terms and conditions as the Committee shall, in its sole discretion, deem appropriate.

INCIDENTS OF STOCK OPTIONS AND STOCK RIGHTS

Each Stock Option and Stock Right shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Committee, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option or Stock Right and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

An Incentive Stock Option and its related Stock Right, if any, shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by him or by his guardian or legal representative. A Nonqualified Stock Option and its related Stock Right, if any, shall be subject to the transferability and exercisability restrictions of the immediately preceding sentence unless otherwise determined by the Committee, in its sole discretion, and set forth in the applicable Award Agreement.

Shares of Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Committee, subject to limitations set forth in the Stock Option Award Agreement. Without limiting the foregoing, the Committee may establish payment terms for the exercise of Stock Options which permit the Participant to deliver shares of Stock (or other evidence of ownership of Stock satisfactory to the Company) with a Fair Market Value equal to the exercise price of the Stock Option as payment.

No cash dividends shall be paid on shares of Stock subject to unexercised Stock Options. The Committee may provide, however, that a Participant to whom a Stock Option has been granted which is exercisable in whole or in part at a future time shall be entitled to receive an amount per share equal in value to the cash dividends, if any, paid per share on issued and outstanding Stock, as of the dividend record dates occurring during the period between the date of the grant and the time each such share of Stock is delivered pursuant to exercise of such Stock Option or the related Stock Right. Such amounts (herein called “dividend equivalents”) may, in the discretion of the Committee, be:

paid in cash or Stock either from time to time prior to, or at the time of the delivery of, such Stock, or upon expiration of the Stock Option if it shall not have been fully exercised; or

converted into contingently credited shares of Stock (with respect to which dividend equivalents may accrue) in such manner, at such value, and deliverable at such time or times, as may be determined by the Committee. Such Stock (whether delivered or contingently credited) shall be charged against the limitations set forth in Section 3.5.

The Committee, in its sole discretion, may authorize payment of interest equivalents on dividend equivalents which are payable in cash at a future time.

In the event of death or Disability, the Committee, with the consent of the Participant or his legal representative, may authorize payment, in cash or in Stock, or partly in cash and partly in Stock, as the Committee may direct, of an amount equal to the difference at the time between the Fair Market Value of the Stock subject to a Stock Option and the exercise price of the Option in consideration of the surrender of the Stock Option.

If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with exercise of a Nonqualified Stock Option and/or with respect to certain dispositions of Stock acquired upon the exercise of an Incentive Stock Option, the Committee, in its discretion and subject to such rules as it may adopt, may permit the Participant to satisfy the obligation, in whole or in part, by making an irrevocable election that a portion of the total Fair Market Value of the shares of Stock subject to the Nonqualified Stock Option and/or with respect to certain dispositions of Stock acquired upon the exercise of an Incentive Stock Option, be paid in the form of cash in lieu of the issuance of Stock and that such cash payment be applied to the satisfaction of the withholding obligations. The amount to be withheld shall not exceed the statutory minimum Federal and State income and employment tax liability arising from the Stock Option exercise transaction.

The Committee may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new

Stock Option for the same or a different number of shares of Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the same price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Stock previously subject to them shall be available for the grant of Awards under the Plan.

RESTRICTED STOCK

Restricted Stock Awards may be made to certain Participants as an incentive for the performance of future services that will contribute materially to the successful operation of the Company.  Awards of Restricted Stock may be made either alone, in addition to or in conjunction with other Awards granted under the Plan and/or cash payments made outside of the Plan.

With respect to Awards of Restricted Stock, the Committee shall:

determine the purchase price, if any, to be paid for such Restricted Stock, which may be equal to or less than par value and may be zero, subject to such minimum consideration as may be required by applicable law;

determine the length of the Restriction Period;

determine any restrictions applicable to the Restricted Stock such as service or performance, other than those set forth in this Article VIII;

determine if the restrictions shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period; and

determine if dividends and other distributions on the Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such shorter periods as the Committee may specify at grant) after the date of the Award of Restricted Stock, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required.

The prospective recipient of a Restricted Stock Award shall not have any rights with respect to such Award, unless such recipient has executed a Restricted Stock Award Agreement and has delivered a fully executed copy thereof to the Committee, and has otherwise complied with the applicable terms and conditions of such Award.

Except when the Committee determines otherwise, or as otherwise provided in the Restricted Stock Award Agreement, if a Participant terminates employment with the Company for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and shall be reacquired by the Company.

Except as otherwise provided in this Article VIII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

To the extent not otherwise provided in a Restricted Stock Award Agreement, in cases of death, Disability or Retirement or in cases of special circumstances, the Committee, if it finds that a waiver would be appropriate, may elect to waive any or all remaining restrictions with respect to such Participant’s Restricted Stock.

In the event of hardship or other special circumstances of a Participant whose employment with the Company is involuntarily terminated (other than for cause), the Committee may waive in whole or in part any or all remaining restrictions with respect to any or all of the Participant’s Restricted Stock, based on such factors and criteria as the Committee may deem appropriate.

The certificates representing shares of Restricted Stock may either:

be held in custody by the Company until the Restriction Period expires or until restrictions thereon otherwise lapse, and the Participant shall deliver to the Company a stock power endorsed in blank relating to the Restricted Stock; and/or be issued to the Participant and registered in the name of the Participant, and shall bear an appropriate restrictive legend and shall be subject to appropriate stop-transfer orders.

Except as provided in this Article VIII, a Participant receiving a Restricted Stock Award shall have, with respect to the shares of Restricted Stock covered by any Award, all of the rights of a shareholder of the Company, including the right to vote the shares to the extent, if any, such shares possess voting rights, and the right to receive any dividends; provided, however, the Committee may require that any dividends on such shares of Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock subject to the same restrictions as the underlying Award, or may require that dividends and other distributions on Restricted Stock shall be withheld by the Company for the account of the Participant. The Committee shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unrestricted certificates for such shares shall be delivered to the Participant.

In order to better ensure that Award grants actually reflect the performance of the Company and the service of the Participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other Award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Restricted Stock Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

STOCK AWARDS

A Stock Award shall be granted only in payment of compensation that has been earned or as compensation to be earned, including, without limitation, compensation awarded concurrently with or prior to the grant of the Stock Award.

For the purposes of this Plan, in determining the value of a Stock Award, all shares of Stock subject to such Stock Award shall be valued at not less than one hundred percent (100%) of the Fair Market Value of such shares of Stock on the date such Stock Award is granted, regardless of whether or when such shares of Stock are issued or transferred to the Participant and whether or not such shares of Stock are subject to restrictions which affect their value.

Shares of Stock subject to a Stock Award may be issued or transferred to the Participant at the time the Stock Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Committee shall determine. If any such issuance or transfer shall not be made to the Participant at the time the Stock Award is granted, the Committee may provide for payment to such Participant, either in cash or shares of Stock, from time to time or at the time or times such shares of Stock shall be issued or transferred to such Participant, of amounts not exceeding the dividends which would have been payable to such Participant in respect of such shares of Stock (as adjusted under Section 3.10) if such shares of Stock had been issued or transferred to such Participant at the time such Stock Award was granted. Any issuance payable in shares of Stock under the terms of a Stock Award, at the discretion of the Committee, may be paid in cash on each date on which delivery of shares of Stock would otherwise have been made, in an amount equal to the Fair Market Value on such date of the shares of Stock which would otherwise have been delivered.

A Stock Award shall be subject to such terms and conditions, including, without limitation, restrictions on the sale or other disposition of the Stock Award or of the shares of Stock issued or transferred pursuant to such Stock Award, as the Committee shall determine; provided, however, that upon the issuance or transfer of shares pursuant to a Stock Award, the Participant, with respect to such shares of Stock, shall be and become a shareholder of the Company fully entitled to receive dividends, to vote to the extent, if any, such shares possess voting rights and to exercise all other rights of a shareholder except to the extent otherwise provided in the Stock Award. Each Stock Award shall be evidenced by a written Award Agreement in such form as the Committee shall determine.

PERFORMANCE SHARES

Awards of Performance Shares may be made to certain Participants as an incentive for the performance of future services that will contribute materially to the successful operation of the Company.  Awards of Performance Shares may be made either alone, in addition to or in tandem with other Awards granted under the Plan and/or cash payments made outside of the Plan.

With respect to Awards of Performance Shares, which may be issued for no consideration or such minimum consideration as is required by applicable law, the Committee shall:

determine and designate from time to time those Participants to whom Awards of Performance Shares are to be made;

determine the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such Awards;

determine the form of settlement of a Performance Share; and

generally determine the terms and conditions of each such Award. At any date, each Performance Share shall have a value equal to the Fair Market Value, determined as set forth in Section 2.17.

Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

The Committee shall determine the Performance Objectives of Awards of Performance Shares. Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Committee may deem appropriate, including for example, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Committee expects to have a substantial effect on the applicable Performance Objectives during such period, the Committee may revise such Performance Objectives.

The Committee shall determine for each Participant the number of Performance Shares which shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part.

If a Participant terminates service with the Company during a Performance Period because of death, Disability, Retirement or under other circumstances in which the Committee in its discretion finds that a waiver would be appropriate, that Participant, as determined by the Committee, may be entitled to a payment of Performance Shares at the end of the Performance Period based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro rated for the portion of the Performance Period during which the Participant was employed by the Company; provided, however, the Committee may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Committee deems appropriate or desirable. If a Participant terminates service with the Company during a Performance Period for any other reason, then such Participant shall not be entitled to any payment with respect to that Performance Period unless the Committee shall otherwise determine.

Each Award of a Performance Share shall be paid in whole shares of Stock, or cash, or a combination of Stock and cash as the Committee shall determine, with payment to be made as soon as practicable after the end of the relevant Performance Period.

The Committee shall have the authority to approve requests by Participants to defer payment of Performance Shares on terms and conditions approved by the Committee and set forth in a written Award Agreement between the Participant and the Company entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

OTHER STOCK-BASED AWARDS

Other awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock (“Other Stock-Based Awards”), including, without limitation, convertible preferred stock, convertible debentures, exchangeable securities, phantom stock and Stock awards or options valued by reference to book value or performance, may be granted either alone or in addition to or in tandem with Stock Options, Stock Rights, Restricted Stock or Stock Awards granted under the Plan and/or cash awards made outside of the Plan. Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Participants to whom and the time or times at which such Awards shall be made, the number of shares of Stock subject to such Awards, and all other conditions of the Awards. The Committee also may provide for the grant of shares of Stock upon the completion of a specified Performance Period. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

Other Stock-Based Awards made pursuant to this Article XI shall be subject to the following terms and conditions:

Subject to the provisions of this Plan and the Award Agreement, shares of Stock subject to Awards made under this Article XI may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

Subject to the provisions of this Plan and the Award Agreement and unless otherwise determined by the Committee at the time of the Award, the recipient of an Award under this Article XI shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

Any Award under this Article XI and any Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

Upon the Participant’s Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an Award under this Article XI.

Each Award under this Article XI shall be confirmed by, and subject to the terms of, an Award Agreement.

Stock (including securities convertible into Stock) issued on a bonus basis under this Article XI may be issued for no cash consideration.

Other Stock-Based Awards may include a phantom stock Award, which is subject to the following terms and conditions:

The Committee shall select the Eligible Participants who may receive phantom stock Awards. The Eligible Participant shall be awarded a phantom stock unit, which shall be the equivalent to a share of Stock.

Under an Award of phantom stock, payment shall be made on the dates or dates as specified by the Committee or as stated in the Award Agreement and phantom stock Awards may be settled in cash, Stock, or some combination thereof.

The Committee shall determine such other terms and conditions of each Award as it deems necessary in its sole discretion.

ACCELERATION EVENTS

For the purposes of the Plan, an Acceleration Event shall occur in the event of a “Change in Control”.

A “Change in Control” shall be deemed to have occurred if:

Any “Person” as defined in Section 3(a)(9) of the Act, including a “group” (as that term is used in Sections 13(d)(3) and 14(d)(2) of the Act), but excluding the Company and any employee benefit plan sponsored or maintained by the Company and (including any trustee of such plan acting as trustee) who:

makes a tender or exchange offer for any shares of the Company’s Stock (as defined below) pursuant to which any shares of the Company’s Stock are purchased (an “Offer”); or

together with its “affiliates” and “associates” (as those terms are defined in Rule 12b-2 under the Act) becomes the “Beneficial Owner” (within the meaning of Rule 13d-3 under the Act) of at least fifty percent (50%) of the Company’s Stock (an “Acquisition”);

The shareholders of the Company approve a definitive agreement or plan (i) to merge or consolidate the Company with or into another Company and (x) the Company shall not be the surviving corporation or (y) the Company shall be the surviving corporation and in connection therewith, all or part of the outstanding stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (ii) to sell or otherwise dispose of 50% or more of its assets, or (iii) to liquidate the Company;

The Company shall be a party to a statutory share exchange with any other Person after which the Company is a subsidiary of any other Person; or

When, as a result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing, the individuals who, prior to such transaction, constitute the Board (the “Incumbent Directors”) cease for any reason other than death to constitute at least a majority thereof.

Upon the occurrence of an Acceleration Event, the Committee may, in its discretion, declare that all then outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid as soon as practicable as follows:

all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to result in payment of one hundred percent (100%) of the Performance Shares covered by the Award; and

the applicable Performance Period shall be deemed to have ended on the date of the Acceleration Event;

the payment to the Participant shall be the amount determined either by the Committee, in its sole discretion, or in the manner stated in the Award Agreement. This amount shall then be multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to the date of the Acceleration Event, and the denominator of which is the total number of months in the original Performance Period; and

upon the making of any such payment, the Award Agreement as to which it relates shall be deemed canceled and of no further force and effect.

Upon the occurrence of an Acceleration Event, the Committee, in its discretion, may declare that 50% of all then outstanding Stock Options not previously exercisable and vested as immediately exercisable and fully vested, in whole or in part.  Notwithstanding the foregoing sentence, the percentage of outstanding Stock Options which may become immediately exercisable and fully vested upon the Acceleration Event may, in the Committee’s discretion, be higher or lower than 50%.

Upon the occurrence of an Acceleration Event, the Committee, in its discretion, may declare the restrictions applicable to Awards of Restricted Stock or Other Stock- Based Awards to have lapsed, in which case the Company shall remove all restrictive legends and stop-transfer orders applicable to the certificates for such shares of Stock, and deliver such certificates to the Participants in whose names they are registered.

The value of all outstanding Stock Option, Stock Rights, Restricted Stock, Performance Shares, Stock Awards and Other Stock-Based Awards, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the “Change in Control Price,” as defined in Section 12.9 as of the date such Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

For purposes of Section 12.7, “Change in Control Price” means the highest price per share of Stock paid in any transaction reported on the Nasdaq Global Market tier of The Nasdaq Stock Market, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Company at any time during the sixty (60) day period immediately preceding the occurrence of the Change in Control, in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights (or Limited Stock Appreciation Rights) relating to such Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights (or Limited Stock Appreciation Rights).

AMENDMENT AND TERMINATION

The Board, upon recommendation of the Committee, or otherwise, at any time and from time to time, may amend or terminate the Plan as may be necessary or desirable to implement or discontinue this Plan or any provision thereof. No amendment, without approval by the Company’s shareholders, shall:

alter the group of persons eligible to participate in the Plan;

except as provided in Sections 3.5 and 3.10, increase the maximum number of shares of Stock or Stock Options or Stock Rights which are available for Awards under the Plan or increase the maximum number of shares with respect to which Stock Options or Stock Rights may be granted to any employee under the Plan;

extend the period during which Incentive Stock Option Awards may be granted beyond June 30, 2018;

limit or restrict the powers of the Board and the Committee with respect to the administration of this Plan; or

change any of the provisions of this Article XIII.

No amendment to or discontinuance of this Plan or any provision thereof by the Board or the shareholders of the Company shall, without the written consent of the Participant, adversely affect, as shall be determined by the Committee, any Award theretofore granted to such Participant under this Plan; provided, however, the Committee retains the right and power to:

annul any Award if the Participant competes against the Company or any Subsidiary or is terminated for cause as determined by the Committee;

provide for the forfeiture of shares of Stock or other gain under an Award as determined by the Committee for competing against the Company or any Subsidiary; and

convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

If an Acceleration Event has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in Article XII.

MISCELLANEOUS PROVISIONS

Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company (or to serve as a director thereof) or interfere in any way with the right of the Company to terminate his or her employment at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Subsidiaries for the benefit of its employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in Article VIII with respect to Restricted Stock and except as otherwise provided by the Committee.

The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company or any Subsidiary is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Option or the exercise thereof, any Stock Right or the exercise thereof, or in connection with any other type of equity- based compensation provided hereunder or the exercise thereof, including, but not limited to, the withholding of payment of all or any portion of such Award or another Award under this Plan until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or canceling any portion of such Award or another Award under this Plan in an amount sufficient to reimburse itself for the amount it is required to so withhold, or selling any property contingently credited by the Company for the purpose of paying such Award or another Award under this Plan, in order to withhold or reimburse itself for the amount it is required to so withhold.

The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16(b) of the Act.

The terms of the Plan shall be binding upon the Company, its Subsidiaries, and their successors and assigns.

Neither a Stock Option, Stock Right, nor any other type of equity-based compensation provided for hereunder, shall be transferable except as provided for herein. If any Participant makes such a transfer in violation hereof, any obligation of the Company shall forthwith terminate.

This Plan and all actions taken hereunder shall be governed by the laws of the State of Florida, except to the extent preempted by ERISA.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver shares of Stock or payments in lieu of or with respect to Awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

Each Participant exercising an Award hereunder agrees to give the Committee prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.

If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, it shall be stricken and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

Notwithstanding any other provision of the Plan, the Committee may cause any Award to comply with or to be exempt from Section 409A of the Code and may interpret this Plan in any manner necessary to ensure that Awards under the Plan comply with or are exempt from Section 409A of the Code. In the event that the Committee determines that an Award should comply with or be exempt from Section 409A and that a Plan provision or Award Agreement provision is necessary to ensure that such Award complies with or is exempt from Section 409A of the Code, such provision shall be deemed included in the Plan or such Award Agreement.

By:
Authorized Officer – Albert P. Hernandez CEO

ATTEST:

(Corporate Seal)

Secretary

Exhibit C

PROPOSED

AMENDED AND RESTATED BYLAWS

OF

SKYPOSTAL NETWORKS, INC.

a Nevada corporation

ARTICLE I

OFFICES

Section 1.1                                      Principal Office.  The principal office and place of business of SkyPostal Networks, Inc. (the “Corporation”) shall be at 7805 NW 15th Street, Miami, Florida 33126, or such other office as may be established from time to time by resolution of the board of directors of the Corporation (the “Board of Directors”).

Section 1.2                                      Other Offices.  Other offices and places of business either within or without the State of Nevada may be established from time to time by resolution of the Board of Directors or as the business of the Corporation may require.  The street address of the Corporation’s resident agent is the registered office of the Corporation in Nevada.

ARTICLE II

STOCKHOLDERS

Section 2.1                                      Annual Meeting.  The annual meeting of the stockholders of the Corporation shall be held on such date and at such time as may be designated from time to time by the Board of Directors.  At the annual meeting, directors shall be elected and any other business may be transacted as may be properly brought before the meeting.

Section 2.2                                      Special Meetings.

(a)                                  Subject to the rights of any holders of any preferred stock, special meetings of the stockholders may be called only by the chairman of the board, if any, or the chief executive officer, if any, or, if there be no chairman of the board and no chief executive officer, by the president, and shall be called by the secretary upon the written request of a majority of the Board of Directors.  Such request shall state the purpose or purposes of the meeting.  Stockholders shall have no right to request or call a special meeting.

(b)                                 No business shall be acted upon at a special meeting of stockholders except as expressly set forth in the notice of the meeting.

Section 2.3                                      Place of Meetings.  Any meeting of the stockholders of the Corporation may be held at the Corporation’s registered office in the State of Nevada or at such other place in or out of the State of Nevada and United States as may be designated in the notice of meeting.  A waiver of notice signed by all stockholders entitled to vote may designate any place for the holding of such meeting.

Section 2.4                                      Notice of Meetings; Waiver of Notice.

(a)                                  The president, chief executive officer, if any, a vice president, the secretary, an assistant secretary or any other individual designated by the Board of Directors shall sign and deliver or cause to be delivered to the stockholders written notice of any stockholders’ meeting not less than ten (10) days, but not more than sixty (60) days, before the date of such meeting.  The notice shall state the purpose or purposes for which the meeting is called, the time when and place, which can be within or without the State of Nevada, where the meeting is to be held and the means of electronic communication(s), if any, by which the stockholders or the proxies thereof shall be deemed to be present in person and vote.  The notice shall contain or be accompanied by such additional information as may be required by the Nevada Revised Statutes (“NRS”), including, without limitation, NRS 78.379, 92A.120 or 92A.410.  For purposes of this Section 2.4, the “business” to be conducted, or any “proposals” or “other matters” to be considered (or any similar phrase), at any meeting of the stockholders as set forth in such notice shall not include the nomination or election of directors of the Corporation, unless such notice explicitly and particularly states otherwise.

(b)                                 In the case of an annual meeting, subject at all times to Section 2.14 and Section 2.15 below, any proper business may be presented for action, except that (i) if a proposed plan of merger, conversion or exchange is submitted to a vote, the notice of the meeting must state that the purpose, or one of the purposes, of the meeting is to consider the plan of merger, conversion or exchange and must contain or be accompanied by a copy or summary of the plan; and (ii) if a proposed action creating dissenters’ rights is to be submitted to a vote, the notice of the meeting must state that the stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

(c)                                  A copy of the notice shall be (i) personally delivered or (ii) mailed postage prepaid to each stockholder of record entitled to vote at the meeting at the address appearing on the records of the Corporation.  Upon mailing, service of the notice is complete, and the time of the notice begins to run from the date upon which the notice is deposited in the mail.  If the address of any stockholder does not appear upon the records of the Corporation or is incomplete, it will be sufficient to address any notice to such stockholder at the registered office of the Corporation.  Notwithstanding the foregoing and in addition thereto, any notice to stockholders given by the Corporation pursuant to Chapters 78 or 92A of the NRS, the Articles of Incorporation or these Bylaws may be given pursuant to the forms of electronic transmission listed herein provided such forms of transmission are consented to in writing by the stockholder receiving such electronically transmitted notice and such consent is filed by the secretary in the corporate records.  Notice shall be deemed given (1) by facsimile when directed to a number consented to by the stockholder to receive notice, (2) by electronic mail when directed to an e-mail address consented to by the stockholder to receive notice, (3) by posting on an electronic network together with a separate notice to the stockholder of the specific posting on the later of the specific posting or the giving of the separate notice or (4) any other electronic transmission as consented by and when directed to the stockholder.  The stockholder consent necessary to permit electronic transmission to such stockholder shall be deemed revoked and of no force and effect if (A) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with the stockholder’s consent and (B) the inability to deliver by electronic transmission becomes known to the secretary, assistant secretary, transfer agent or other agent of the Corporation responsible for the giving of notice.

(d)                                 The written certificate of an individual signing a notice of a meeting, setting forth (i) the substance of the notice or having a copy thereof attached thereto, (ii) the date the notice was mailed or personally delivered to the stockholders and (iii) the addresses to which the notice was mailed, shall be prima facie evidence of the manner and fact of giving such notice, and in the absence of fraud, an affidavit of an individual signing a notice of a meeting that the notice thereof has been given by a form of electronic transmission shall be prima facie evidence of the facts stated in the affidavit.

(e)                                  Any stockholder may waive notice of any meeting by a signed writing or by transmission of an electronic record, either before or after the meeting.  Such waiver of notice shall be deemed the equivalent of the giving of such notice.

Section 2.5                                      Determination of Stockholders of Record.

(a)                                  For the purpose of determining the stockholders entitled to (i) notice of and to vote at any meeting of stockholders or any adjournment thereof, (ii) receive payment of any distribution or the allotment of any rights, or (iii) exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, if applicable.

(b)                                 If no record date is fixed, the record date for determining stockholders: (i) entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.  A determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting and must fix a new record date if the meeting is adjourned to a date more than 60 days later than the date set for the original meeting.

Section 2.6                                      Quorum; Adjourned Meetings.

(a)                                  Unless the Articles of Incorporation provide for a different proportion, stockholders holding at least a majority of the voting power of the Corporation’s capital stock, represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), are necessary to constitute a quorum for the transaction of business at any meeting.  If, on any issue, voting by classes or series is required by the laws of the State of Nevada, the Articles of Incorporation or these Bylaws, at least a majority of the voting power, represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), within each such class or series is necessary to constitute a quorum of each such class or series.

(b)                                 If a quorum is not represented, a majority of the voting power represented or the person presiding at the meeting may adjourn the meeting from time to time until a quorum shall be represented.  At any such adjourned meeting at which a quorum shall be represented, any business may be transacted which might have been transacted as originally called.  When a stockholders’ meeting is adjourned to another time or place hereunder, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.  However, if a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record as of the new record date.  The stockholders present at a duly convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the departure of enough stockholders to leave less than a quorum of the voting power.

Section 2.7                                      Voting.

(a)                                  Unless otherwise provided in the NRS, the Articles of Incorporation, or any resolution providing for the issuance of preferred stock adopted by the Board of Directors pursuant to authority expressly vested in it by the provisions of the Articles of Incorporation, each stockholder of record, or such stockholder’s duly authorized proxy, shall be entitled to one (1) vote for each share of voting stock standing registered in such stockholder’s name at the close of business on the record date.

(b)                                 Except as otherwise provided herein, all votes with respect to shares standing in the name of an individual at the close of business on the record date (including pledged shares) shall be cast only by that individual or such individual’s duly authorized proxy.  With respect to shares held by a representative of the estate of a deceased stockholder, or a guardian, conservator, custodian or trustee, even though the shares do not stand in the name of such holder, votes may be cast by such holder upon proof of such representative capacity.  In the case of shares under the control of a receiver, the receiver may cast votes carried by such shares even though the shares do not stand of record in the name of the receiver; provided, that the order of a court of competent jurisdiction which appoints the receiver contains the authority to cast votes carried by such shares.  If shares stand of record in the name of a minor, votes may be cast by the duly appointed guardian of the estate of such minor only if such guardian has provided the Corporation with written proof of such appointment.

(c)                                  With respect to shares standing of record in the name of another corporation, partnership, limited liability company or other legal entity on the record date, votes may be cast: (i) in the case of a corporation, by such individual as the bylaws of such other corporation prescribe, by such individual as may be appointed by resolution of the Board of Directors of such other corporation or by such individual (including, without limitation, the officer making the authorization) authorized in writing to do so by the chairman of the board, if any, president, chief executive officer, if any, or any vice president of such corporation; and (ii) in the case of a partnership, limited liability company or other legal entity, by an individual representing such stockholder upon presentation to the Corporation of satisfactory evidence of his or her authority to do so.

(d)                                 Notwithstanding anything to the contrary contained herein and except for the Corporation’s shares held in a fiduciary capacity, the Corporation shall not vote, directly or indirectly, shares of its own stock owned by it; and such shares shall not be counted in determining the total number of outstanding shares entitled to vote.

(e)                                  Any holder of shares entitled to vote on any matter may cast a portion of the votes in favor of such matter and refrain from casting the remaining votes or cast the same against the proposal, except in the case of elections of directors.  If such holder entitled to vote does vote any of such stockholder’s shares affirmatively and fails to specify the number of affirmative votes, it will be conclusively presumed that the holder is casting affirmative votes with respect to all shares held.

(f)                                    With respect to shares standing of record in the name of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees or otherwise and shares held by two or more persons (including proxy holders) having the same fiduciary relationship in respect to the same shares, votes may be cast in the following manner:

(i)                                     If only one person votes, the vote of such person binds all.

(ii)                                  If more than one person casts votes, the act of the majority so voting binds all.

(iii)                               If more than one person casts votes, but the vote is evenly split on a particular matter, the votes shall be deemed cast proportionately, as split.

(g)                                 If a quorum is present, unless the Articles of Incorporation, these Bylaws, the NRS, or other applicable law provide for a different proportion, action by the stockholders entitled to vote on a matter, other than the election of directors, is approved by and is the act of the stockholders if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless voting by classes or series is required for any action of the stockholders by the laws of the State of Nevada, the Articles of Incorporation or these Bylaws, in which case the number of votes cast in favor of the action by the voting power of each such class or series must exceed the number of votes cast in opposition to the action by the voting power of each such class or series.

(h)                                 If a quorum is present, directors shall be elected by a plurality of the votes cast.

Section 2.8                                      Actions at Meetings Not Regularly Called; Ratification and Approval.

(a)                                  Whenever all persons entitled to vote at any meeting consent, either by: (i) a writing on the records of the meeting or filed with the secretary, (ii) presence at such meeting and oral consent entered on the minutes or (iii) taking part in the deliberations at such meeting without objection, such meeting shall be as valid as if a meeting regularly called and noticed.

(b)                                 At such meeting any business may be transacted which is not expressly excepted from the written consent, if any, or to the consideration of which no objection for want of notice is made at the time.

(c)                                  If any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of the meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting.

(d)                                 Such consent or approval may be by proxy or power of attorney, but all such proxies and powers of attorney must be in writing.

Section 2.9                                      Proxies.  At any meeting of stockholders, any holder of shares entitled to vote may designate, in a manner permitted by the laws of the State of Nevada, another person or persons to act as a proxy or proxies.  If a stockholder designates two or more persons to act as proxies, then a majority of those persons present at the meeting has and may exercise all of the powers conferred by the stockholder or, if only one is present, then that one has and may exercise all of the powers conferred by the stockholder, unless the stockholder provides otherwise.  Every proxy shall continue in full force and effect until its expiration or revocation in a manner permitted by the laws of the State of Nevada.

Section 2.10                                Telephonic Meetings.  Stockholders may participate in a meeting of the stockholders by means of a telephone conference or similar method of communication by which all individuals participating in the meeting can hear each other.  Participation in a meeting pursuant to this Section 2.10 constitutes presence in person at the meeting.

Section 2.11                                No Action Without A Meeting.  No action shall be taken by the stockholders except at an annual or special meeting of stockholders called and noticed in the manner required by these Bylaws.  The stockholders may not in any circumstance take action by written consent.

Section 2.12                                Organization.

(a)                                  Meetings of stockholders shall be presided over by the chairman of the board, or, in the absence of the chairman, by the vice-chairman of the board, or in the absence of the vice-chairman, the president, or, in the absence of the president, by the chief executive officer, if any, or, in the absence of the foregoing persons, by a chairman designated by the Board of Directors, or, in the absence of such designation by the Board of Directors, by a chairman chosen at the meeting by the stockholders entitled to cast a majority of the votes which all stockholders present in person or by proxy are entitled to cast.  The secretary, or in the absence of the secretary an assistant secretary, shall act as secretary of the meeting, but in the absence of the secretary and any assistant secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.  The order of business at each such meeting shall be as determined by the chairman of the meeting.  The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitation on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls.

(b)                                 The chairman of the meeting may appoint one or more inspectors of elections.  The inspector or inspectors may (i) ascertain the number of shares outstanding and the voting power of each; (ii) determine the number of shares represented at a meeting and the validity of proxies or ballots; (iii) count all votes and ballots; (iv) determine any challenges made to any determination made by the inspector(s); and (v) certify the determination of the number of shares represented at the meeting and the count of all votes and ballots.

Section 2.13                                Absentees’ Consent to Meetings.  Transactions of any meeting of the stockholders are as valid as though had at a meeting duly held after regular call and notice if a quorum is represented, either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not represented in person or by proxy (and those who, although present, either object at the beginning of the meeting to the transaction of any business because the meeting has not been lawfully called or convened or expressly object at the meeting to the consideration of matters not included in the notice which are legally or by the terms of these Bylaws required to be included therein), signs a written waiver of notice and/or consent to the holding of the meeting or an approval of the minutes thereof.  All such waivers, consents, and approvals shall be filed with the corporate records and made a part of the minutes of the meeting.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called, noticed or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not properly included in the notice if such objection is expressly made at the time any such matters are presented at the meeting.  Neither the business to be transacted at nor the purpose of any regular or special meeting of stockholders need be specified in any written waiver of notice or consent, except as otherwise provided in these Bylaws.

Section 2.14                                Director Nominations.  Only a person who is nominated in accordance with the procedures set forth in this Section 2.14 and Section 2.15 below shall be eligible to serve as a director of the Corporation.  Subject to any rights of any holders of preferred stock to nominate and elect directors, nominations of persons for election to the Board of Directors may be made by (i) the Board of Directors or a committee appointed by the Board of Directors, or (ii) a stockholder of record entitled to vote in the election of directors who complies with the notice procedures set forth in Section 2.15 below.

Section 2.15                                Advance Notice of Stockholder Proposals and Director Nominations by Stockholders.

(a)                                  At any annual or special meeting of stockholders, proposals by stockholders and persons nominated for election as directors by stockholders shall be considered only if advance notice thereof has been timely given by the stockholder as provided herein and such proposals or nominations are otherwise proper for consideration under applicable law, the Articles of Incorporation and these Bylaws.  Notice of any proposal to be presented by any stockholder or of the name of any person to be nominated by any stockholder for election as a director of the Corporation at any meeting of stockholders shall be delivered to the secretary of the Corporation at its principal office not less than sixty (60) nor more than ninety (90) days prior to the day of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing, press release or otherwise) less than seventy (70) days prior to the day of the meeting, such advance notice shall be given not more than ten (10) days after such date is first so announced or disclosed.  Public notice shall be deemed to have been given more than seventy (70) days in advance of the annual meeting if the Corporation shall have previously disclosed, in these Bylaws or otherwise, that the annual meeting in each year is to be held on a determinable date, unless and until the Board of Directors determines to hold the meeting on a different date.  In no event shall the public announcement or disclosure of an adjournment of an annual meeting commence a new period for the giving of any stockholder notice required by this Section 2.15.  For purposes of this Section 2.15, public disclosure of the date of a forthcoming meeting may be made by the Corporation not only by giving formal notice of the meeting, but also by notice to any national securities exchange upon which the Corporation’s common stock is then listed, by filing a report under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Act”) (if the Corporation is then subject thereto), by a mailing or electronic transmission to the stockholders in accordance with these Bylaws, or by a general press release.

(b)                                 Any stockholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and setting forth such stockholder’s name and address, the number and class of all shares of each class of stock of the Corporation beneficially owned by such stockholder and any material interest of such stockholder in the proposal (other than as a stockholder).  Any stockholder desiring to nominate any person for election as a director of the Corporation shall deliver with such notice a statement, in writing, setting forth (i) the name and address of the person to be nominated; (ii) the number and class of all shares of each class of stock of the Corporation beneficially owned by such person; (iii) the information regarding such person required by paragraphs (a), (e) and (f) of Item 401 of Regulation S-K adopted by the Securities and Exchange Commission (the “SEC”) (or the corresponding provisions of any successor regulation or regulations subsequently adopted by the SEC), and any other information regarding such person which would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had such nominee been nominated, or intended to be nominated by the Board of Directors or any committee thereof; (iv) such person’s signed consent to serve as a director of the Corporation if elected; (v) a written representation and agreement (in the form provided by the secretary upon written request) that such person is not, and will not become, a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will or would act or vote with respect to any issue, proposal or question, that has not been disclosed to the Corporation in writing; (vi) such stockholder’s name and address and the number and class of all shares of each class of stock of the Corporation beneficially owned by such stockholder; (vii) a representation that such stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (viii) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder.  As used herein, shares “beneficially owned” shall mean all shares as to which such person, together with such person’s affiliates and associates (as defined in Rule 12b-2 under the Act), may be deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Act, as well as all shares as to which such person, together with such person’s affiliates and associates, has a right to become the beneficial owner pursuant to any agreement or understanding, whereupon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions).  The person presiding at the meeting shall determine whether such notice has been duly given and shall direct that proposals and nominees not be considered if such notice has not been duly given.  Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 2.15.  Notwithstanding the foregoing provisions hereof, a stockholder shall also comply with all applicable requirements of the Act, and the rules and regulations thereunder with respect to the matters set forth herein.

ARTICLE III

DIRECTORS

Section 3.1                                      General Powers; Performance of Duties.  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as otherwise provided in Chapter 78 of the NRS or the Articles of Incorporation.

Section 3.2                                      Number, Tenure, and Qualifications.  The Board of Directors shall consist of at least three (3) individuals and not more than nine (9) individuals.  The number of directors within the foregoing fixed minimum and maximum may be established and changed from time to time by resolution adopted by the Board of Directors without amendment to these Bylaws or the Articles of Incorporation.  Each director shall hold office until his or her successor shall be elected or appointed or until his or her earlier death, retirement, disqualification, resignation or removal.  No reduction of the number of directors shall have the effect of removing any director prior to the expiration of his or her term of office.  No provision of this Section shall restrict the right of the Board of Directors to fill vacancies or upon the right of the stockholders to remove directors as is hereinafter provided.

Section 3.3                                      Chairman of the Board.  The Board of Directors may elect a chairman of the board from the members of the Board of Directors who shall preside at all meetings of the Board of Directors and stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors, these Bylaws or as may be provided by law.

Section 3.4                                      Vice-Chairman of the Board.  The Board of Directors may elect a vice-chairman of the board from the members of the Board of Directors who shall preside at all meetings of the Board of Directors and stockholders at which he or she shall be present and the chairman is not present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors, these Bylaws or as may be provided by law.

Section 3.5                                      Classification and Elections.  The directors of the Corporation shall be classified, with respect to the time for which they shall hold their respective offices, by dividing them into three classes, to be known as “Class I,” “Class II” and “Class III.”  Directors of Class I shall hold office until the next annual meeting of stockholders following the adoption of these Bylaws and until their successors are elected and qualified; directors of Class II shall hold office until the second annual meeting of stockholders following the adoption of these Bylaws and until their successors are elected and qualified; and directors of Class III shall hold office until the third annual meeting of stockholders following the adoption of these Bylaws and until their successors are elected and qualified.  At each annual meeting of stockholders following the adoption of these Bylaws, successors to the directors of the class whose term of office expires at such annual meeting shall be elected to hold office until the third succeeding annual meeting of stockholders, so that the term of office of only one class of directors shall expire at each annual meeting.  The number of directors in each class, which shall be such that as near as possible to one-third and at least one-fourth (or such other fraction as required by the NRS) in number are elected at each annual meeting, shall be established from time to time by resolution of the board of directors and shall be increased or decreased by resolution of the board of directors, as determined by the Board of Directors to be appropriate whenever the total number of directors is increased or decreased.

Section 3.6                                      Removal and Resignation of Directors.  Subject to any rights of the holders of preferred stock and except as otherwise provided in the NRS, any director may be removed from office with or without cause by the affirmative vote of the holders of not less than two-thirds (2/3) of the voting power of the issued and outstanding stock of the Corporation entitled to vote generally in the election of directors (voting as a single class) excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred.  In addition, the Board of Directors, by majority vote, may declare vacant the office of a director who has been declared incompetent by an order of a court of competent jurisdiction, or convicted of a felony.  Any director may resign effective upon giving written notice, unless the notice specifies a later time for effectiveness of such resignation, to the chairman of the board, if any, the president or the secretary, or in the absence of all of them, any other officer of the Corporation.  Notwithstanding any later effective date set forth in such notice, the Board of Directors may elect to treat such resignation as effective immediately upon receipt.

Section 3.7                                      Vacancies; Newly Created Directorships.  Subject to any rights of the holders of preferred stock, any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled by a majority vote of the directors then in office or by a sole remaining director, in either case though less than a quorum, and the director(s) so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of the class to which he or she has been elected expires, or until his or her earlier resignation or removal.  No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent directors.

Section 3.8                                      Annual and Regular Meetings.  Immediately following the adjournment of, and at the same place as, the annual or any special meeting of the stockholders at which directors are elected, the Board of Directors, including directors newly elected, shall hold its annual meeting without call or notice, other than this provision, to elect officers and to transact such further business as may be necessary or appropriate.  The Board of Directors may provide by resolution the place, date, and hour for holding regular meetings between annual meetings.

Section 3.9                                      Special Meetings.  Subject to any rights of any holders of preferred stock, and except as otherwise required by law, special meetings of the Board of Directors may be called only by the chairman of the board, or if there be no chairman of the board, by any of the president, the chief executive officer, if any, or the secretary, and shall be called by the chairman of the board, if any, the president, the chief executive officer, if any, or the secretary upon the request of any four (4) directors, or if there are fewer than four (4) directors, then upon the request of a majority of the directors.  If the chairman of the board, or if there be no chairman of the board, each of the president, chief executive officer, if any, and secretary, refuses or neglects to call such special meeting, a special meeting may be called by a written request signed by at least a majority of the directors.

Section 3.10                                Place of Meetings.  Any regular or special meeting of the Board of Directors may be held at such place as the Board of Directors, or in the absence of such designation, as the notice calling such meeting, may designate.  A waiver of notice signed by the directors may designate any place for the holding of such meeting.

Section 3.11                                Notice of Meetings.  Except as otherwise provided in Section 3.8 above, there shall be delivered to each director at the address appearing for him or her on the records of the Corporation, at least twenty-four (24) hours before the time of such meeting, a copy of a written notice of any meeting (a) by delivery of such notice personally, (b) by mailing such notice postage prepaid, (c) by facsimile, (d) by overnight courier, (e) by telegram, or (f) by electronic transmission or electronic writing, including, but not limited to, e-mail.  If mailed to an address inside the United States, the notice shall be deemed delivered two (2) business days following the date the same is deposited in the United States mail, postage prepaid.  If mailed to an address outside the United States, the notice shall be deemed delivered four (4) business days following the date the same is deposited in the United States mail, postage prepaid.  If sent via facsimile, by electronic transmission or electronic writing, including, but not limited to, e-mail, the notice shall be deemed delivered upon sender’s receipt of confirmation of the successful transmission.  If sent via overnight courier, the notice shall be deemed delivered the business day following the delivery of such notice to the courier.  If the address of any director is incomplete or does not appear upon the records of the Corporation it will be sufficient to address any notice to such director at the registered office of the Corporation.  Any director may waive notice of any meeting, and the attendance of a director at a meeting and oral consent entered on the minutes of such meeting shall constitute waiver of notice of the meeting unless such director objects, prior to the transaction of any business, that the meeting was not lawfully called, noticed or convened.  Attendance for the express purpose of objecting to the transaction of business thereat because the meeting was not properly called or convened shall not constitute presence or a waiver of notice for purposes hereof.

Section 3.12                                Quorum; Adjourned Meetings.

(a)                                  A majority of the directors in office, at a meeting duly assembled, is necessary to constitute a quorum for the transaction of business.

(b)                                 At any meeting of the Board of Directors where a quorum is not present, a majority of those present may adjourn, from time to time, until a quorum is present, and no notice of such adjournment shall be required.  At any adjourned meeting where a quorum is present, any business may be transacted which could have been transacted at the meeting originally called.

Section 3.13                                Manner of Acting.  Except as provided in Section 3.14 and Section 3.16 below, the affirmative vote of a majority of the directors present at a meeting at which a quorum is present is the act of the Board of Directors.

Section 3.14                                Super-majority Approval.  Notwithstanding anything to the contrary contained in these Bylaws or the Articles of Incorporation, each of the following actions may be taken by the Corporation only upon the approval of two-thirds of the directors present at a meeting at which a quorum is present is the act of the Board of Directors:

(a)                                  any voluntary dissolution or liquidation of the Corporation;

(b)                                 the sale of all or substantially all of the assets of the Corporation; and

(c)                                  the filing of a voluntary petition of bankruptcy by the Corporation.

Section 3.15                                Telephonic Meetings.  Members of the Board of Directors or of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or such committee by means of a telephone conference or video or similar method of communication by which all persons participating in such meeting can hear each other.  Participation in a meeting pursuant to this Section 3.15 constitutes presence in person at the meeting.

Section 3.16                                Action Without Meeting.  Any action required or permitted to be taken at a meeting of the Board of Directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all of the members of the Board of Directors or the committee.  The written consent may be signed in counterparts, including, without limitation, facsimile counterparts, and shall be filed with the minutes of the proceedings of the Board of Directors or committee.

Section 3.17                                Powers and Duties.

(a)                                  Except as otherwise restricted by the laws of the State of Nevada or the Articles of Incorporation, the Board of Directors has full control over the business and affairs of the Corporation.  The Board of Directors may delegate any of its authority to manage, control or conduct the business of the Corporation to any standing or special committee, or to any officer or agent, and to appoint any persons to be agents of the Corporation with such powers, including the power to subdelegate, and upon such terms as may be deemed fit.

(b)                                 The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his or her discretion, may (i) require that any votes cast at such meeting shall be cast by written ballot, and/or (ii) submit any contract or act for approval or ratification at any annual meeting of the stockholders or any special meeting properly called and noticed for the purpose of considering any such contract or act, provided a quorum is present.

(c)                                  The Board of Directors may, by resolution passed by a majority of the board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation.  The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.  Subject to applicable law and to the extent provided in the resolution of the Board of Directors, any such committee shall have and may exercise all the powers of the Board of Directors in the management of the business and affairs of the Corporation.  Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.  The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors when required.

Section 3.18                                Compensation.  The Board of Directors, without regard to personal interest, may establish the compensation of directors for services in any capacity.  If the Board of Directors establishes the compensation of directors pursuant to this Section 3.18, such compensation is presumed to be fair to the Corporation unless proven unfair by a preponderance of the evidence.

Section 3.19                                Organization.  Meetings of the Board of Directors shall be presided over by the chairman of the board, or in the absence of the chairman of the board by the vice-chairman, or in his or her absence by a chairman chosen at the meeting.  The secretary, or in the absence of the secretary an assistant secretary, shall act as secretary of the meeting, but in the absence of the secretary and any assistant secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.  The order of business at each such meeting shall be as determined by the chairman of the meeting.

ARTICLE IV

OFFICERS

Section 4.1                                      Election.  The Board of Directors, at its annual meeting, shall elect and appoint a president, a secretary and a treasurer.  Said officers shall serve until the next succeeding annual meeting of the Board of Directors and until their respective successors are elected and appointed and shall qualify or until their earlier resignation or removal.  The Board of Directors may from time to time, by resolution, elect or appoint such other officers and agents as it may deem advisable, who shall hold office at the will and pleasure of the Board of Directors, and shall have such powers and duties and be paid such compensation as may be directed by the Board of Directors.  Any individual may hold two or more offices.

Section 4.2                                      Removal; Resignation.  Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors with or without cause.  Any officer may resign at any time upon written notice to the Corporation.  Any such removal or resignation shall be subject to the rights, if any, of the respective parties under any contract between the Corporation and such officer or agent.

Section 4.3                                      Vacancies.  Any vacancy in any office because of death, resignation, removal or otherwise may be filled by the Board of Directors for the unexpired portion of the term of such office.

Section 4.4                                      Chief Executive Officer.  The Board of Directors may elect a chief executive officer who, subject to the supervision and control of the Board of Directors, shall have the ultimate responsibility for the management and control of the business and affairs of the Corporation, and shall perform such other duties and have such other powers which are delegated to him or her by the Board of Directors, these Bylaws or as may be provided by law.

Section 4.5                                      President.  The president, subject to the supervision and control of the Board of Directors, shall in general actively supervise and control the business and affairs of the Corporation.  The president shall keep the Board of Directors fully informed as the Board of Directors may request and shall consult the Board of Directors concerning the business of the Corporation.  The president shall perform such other duties and have such other powers which are delegated and assigned to him or her by the Board of Directors, the chief executive officer, if any, these Bylaws or as may be provided by law.

Section 4.6                                      Vice Presidents.  The Board of Directors may elect one or more vice presidents.  In the absence or disability of the president, or at the president’s request, the vice president or vice presidents, in order of their rank as fixed by the Board of Directors, and if not ranked, the vice presidents in the order designated by the Board of Directors, or in the absence of such designation, in the order designated by the president, shall perform all of the duties of the president, and when so acting, shall have all the powers of, and be subject to all the restrictions on the president.  Each vice president shall perform such other duties and have such other powers which are delegated and assigned to him or her by the Board of Directors, the president, these Bylaws or as may be provided by law.

Section 4.7                                      Secretary.  The secretary shall attend all meetings of the stockholders, the Board of Directors and any committees thereof, and shall keep, or cause to be kept, the minutes of proceedings thereof in books provided for that purpose.  He or she shall keep, or cause to be kept, a register of the stockholders of the Corporation and shall be responsible for the giving of notice of meetings of the stockholders, the Board of Directors and any committees thereof, and shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law.  The secretary shall be custodian of the corporate seal (if any), the records of the Corporation, the stock certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors or any appropriate committee may direct.  The secretary shall perform all other duties commonly incident to his or her office and shall perform such other duties which are assigned to him or her by the Board of Directors, the chief executive officer, if any, the president, these Bylaws or as may be provided by law.

Section 4.8                                      Assistant Secretaries.  An assistant secretary shall, at the request of the secretary, or in the absence or disability of the secretary, perform all the duties of the secretary.  He or she shall perform such other duties as are assigned to him or her by the Board of Directors, the chief executive officer, if any, the president, these Bylaws or as may be provided by law.

Section 4.9                                      Treasurer.  The treasurer, subject to the order of the Board of Directors, shall have the care and custody of, and be responsible for, all of the money, funds, securities, receipts and valuable papers, documents and instruments of the Corporation, and all books and records relating thereto.  The treasurer shall keep, or cause to be kept, full and accurate books of accounts of the Corporation’s transactions, which shall be the property of the Corporation, and shall render financial reports and statements of condition of the Corporation when so requested by the Board of Directors, the chairman of the board, if any, the chief executive officer, if any, or the president.  The treasurer shall perform all other duties commonly incident to his or her office and such other duties as may, from time to time, be assigned to him or her by the Board of Directors, the chief executive officer, if any, the president, these Bylaws or as may be provided by law.  The treasurer shall, if required by the Board of Directors, give bond to the Corporation in such sum and with such security as shall be approved by the Board of Directors for the faithful performance of all the duties of the treasurer and for restoration to the Corporation, in the event of the treasurer’s death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property in the treasurer’s custody or control and belonging to the Corporation.  The expense of such bond shall be borne by the Corporation.  If a chief financial officer of the Corporation has not been appointed, the treasurer may be deemed the chief financial officer of the Corporation.

Section 4.10                                Assistant Treasurers.  An assistant treasurer shall, at the request of the treasurer, or in the absence or disability of the treasurer, perform all the duties of the treasurer.  He or she shall perform such other duties which are assigned to him or her by the Board of Directors, the chief executive officer, the president, the treasurer, these Bylaws or as may be provided by law.  The Board of Directors may require an assistant treasurer to give a bond to the Corporation in such sum and with such security as it may approve, for the faithful performance of the duties of the assistant treasurer, and for restoration to the Corporation, in the event of the assistant treasurer’s death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property in the assistant treasurer’s custody or control and belonging to the Corporation.  The expense of such bond shall be borne by the Corporation.

Section 4.11                                Execution of Negotiable Instruments, Deeds and Contracts.  All checks, drafts, notes, bonds, bills of exchange, and orders for the payment of money of the Corporation; all deeds, mortgages, proxies, powers of attorney and other written contracts, documents, instruments and agreements to which the Corporation shall be a party; and all assignments or endorsements of stock certificates, registered bonds or other securities owned by the Corporation shall be signed in the name of the Corporation by such officers or other persons as the Board of Directors may from time to time designate.  The Board of Directors may authorize the use of the facsimile signatures of any such persons.  Any officer of the Corporation shall be authorized to attend, act and vote, or designate another officer or an agent of the Corporation to attend, act and vote, at any meeting of the owners of any entity in which the Corporation may own an interest or to take action by written consent in lieu thereof.  Such officer or agent, at any such meeting or by such written action, shall possess and may exercise on behalf of the Corporation any and all rights and powers incident to the ownership of such interest.

ARTICLE V

CAPITAL STOCK

Section 5.1                                      Issuance.  Shares of the Corporation’s authorized capital stock shall, subject to any provisions or limitations of the laws of the State of Nevada, the Articles of Incorporation or any contracts or agreements to which the Corporation may be a party, be issued in such manner, at such times, upon such conditions and for such consideration as shall be prescribed by the Board of Directors.

Section 5.2                                      Stock Certificates and Uncertificated Shares.

(a)                                  Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the president, the chief executive officer, if any, or a vice president, and by the secretary or an assistant secretary, of the Corporation (or any other two officers or agents so authorized by the Board of Directors), certifying the number of shares of stock owned by him, her or it in the Corporation; provided, however, that the Board of Directors may authorize the issuance of uncertificated shares of some or all of any or all classes or series of the Corporation’s stock.  Any such issuance of uncertificated shares shall have no effect on existing certificates for shares until such certificates are surrendered to the Corporation, or on the respective rights and obligations of the stockholders.  Whenever any such certificate is countersigned or otherwise authenticated by a transfer agent or a transfer clerk and by a registrar (other than the Corporation), then a facsimile of the signatures of any corporate officers or agents, the transfer agent, transfer clerk or the registrar of the Corporation may be printed or lithographed upon the certificate in lieu of the actual signatures.  In the event that any officer or officers who have signed, or whose facsimile signatures have been used on any certificate or certificates for stock cease to be an officer or officers because of death, resignation or other reason, before the certificate or certificates for stock have been delivered by the Corporation, the certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed the certificate or certificates, or whose facsimile signature or signatures have been used thereon, had not ceased to be an officer or officers of the Corporation.

(b)                                 Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof a written statement certifying the number and class (and the designation of the series, if any) of the shares owned by such stockholder in the Corporation and any restrictions on the transfer or registration of such shares imposed by the Articles of Incorporation, these Bylaws, any agreement among stockholders or any agreement between the stockholders and the Corporation, and, at least annually thereafter, the Corporation shall provide to such stockholders of record holding uncertificated shares, a written statement confirming the information contained in such written statement previously sent.  Except as otherwise expressly provided by law, the rights and obligations of the stockholders of the Corporation shall be identical whether or not their shares of stock are represented by certificates.

(c)                                  Each certificate representing shares shall state the following upon the face thereof:  the name of the state of the Corporation’s organization; the name of the person to whom issued; the number and class of shares and the designation of the series, if any, which such certificate represents; the par value of each share, if any, represented by such certificate or a statement that the shares are without par value.  Certificates of stock shall be in such form consistent with law as shall be prescribed by the Board of Directors.  No certificate shall be issued until the shares represented thereby are fully paid.  In addition to the above, all certificates evidencing shares of the Corporation’s stock or other securities issued by the Corporation shall contain such legend or legends as may from time to time be required by the NRS or such other federal, state or local laws or regulations then in effect.

(d)                                 At such time, if any, that the Corporation’s stock is listed on a stock exchange, shares of the Corporation’s stock shall be entered on the books of the Corporation with all information necessary to comply with the direct registration system requirements established by the relevant stock exchange.  The terms “transfer books” and “stock ledgers”, as used in these Bylaws, shall mean the books and records of the Corporation as maintained by the Corporation, and shall not mean those maintained by any third party, including any transfer agent, broker agent or entity that serves as the Corporation’s direct registration system facility.

Section 5.3                                      Surrendered; Lost or Destroyed Certificates.  All certificates surrendered to the Corporation, except those representing shares of treasury stock, shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been canceled, except that in case of a lost, stolen, destroyed or mutilated certificate, a new one may be issued therefor.  However, any stockholder applying for the issuance of a stock certificate in lieu of one alleged to have been lost, stolen, destroyed or mutilated shall, prior to the issuance of a replacement, provide the Corporation with his, her or its affidavit of the facts surrounding the loss, theft, destruction or mutilation and, if required by the Board of Directors, an indemnity bond in an amount not less than twice the current market value of the stock, and upon such terms as the treasurer or the Board of Directors shall require which shall indemnify the Corporation against any loss, damage, cost or inconvenience arising as a consequence of the issuance of a replacement certificate.

Section 5.4                                      Replacement Certificate.  When the Articles of Incorporation are amended in any way affecting the statements contained in the certificates for outstanding shares of capital stock of the Corporation or it becomes desirable for any reason, in the discretion of the Board of Directors, including, without limitation, the merger of the Corporation with another Corporation or the conversion or reorganization of the Corporation, to cancel any outstanding certificate for shares and issue a new certificate therefor conforming to the rights of the holder, the Board of Directors may order any holders of outstanding certificates for shares to surrender and exchange the same for new certificates within a reasonable time to be fixed by the Board of Directors.  The order may provide that a holder of any certificate(s) ordered to be surrendered shall not be entitled to vote, receive distributions or exercise any other rights of stockholders of record until the holder has complied with the order, but the order operates to suspend such rights only after notice and until compliance.

Section 5.5                                      Transfer of Shares.  No transfer of stock shall be valid as against the Corporation except on surrender and cancellation of any certificate(s) therefor accompanied by an assignment or transfer by the registered owner made either in person or under assignment.  Upon receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares shall be cancelled and issuance of new, equivalent uncertificated shares or certificated shares shall be made to the stockholder entitled thereto and the transaction shall be recorded on the transfer books of the Corporation.  Whenever any transfer shall be expressly made for collateral security and not absolutely, the collateral nature of the transfer shall be reflected in the entry of transfer in the records of the Corporation.

Section 5.6                                      Transfer Agent; Registrars.  The Board of Directors may appoint one or more transfer agents, transfer clerks and registrars of transfer and may require all certificates for shares of stock to bear the signature of such transfer agents, transfer clerks and/or registrars of transfer.

Section 5.7                                      Miscellaneous.  The Board of Directors shall have the power and authority to make such rules and regulations not inconsistent herewith as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the Corporation’s stock.

ARTICLE VI

DISTRIBUTIONS

Distributions may be declared, subject to the provisions of the laws of the State of Nevada and the Articles of Incorporation, by the Board of Directors and may be paid in cash, property, shares of corporate stock, or any other medium.  The Board of Directors may fix in advance a record date, in accordance with and as provided in Section 2.5 above, prior to the distribution for the purpose of determining stockholders entitled to receive any distribution.

ARTICLE VII

RECORDS; REPORTS; SEAL; AND FINANCIAL MATTERS

Section 7.1                                      Records.  All original records of the Corporation, shall be kept at the principal office of the Corporation by or under the direction of the secretary or at such other place or by such other person as may be prescribed by these Bylaws or the Board of Directors.

Section 7.2                                      Corporate Seal.  The Board of Directors may, by resolution, authorize a seal, and the seal may be used by causing it, or a facsimile, to be impressed or affixed or reproduced or otherwise.  Except when otherwise specifically provided herein, any officer of the Corporation shall have the authority to affix the seal to any document requiring it.

Section 7.3                                      Fiscal Year-End.  The fiscal year-end of the Corporation shall be such date as may be fixed from time to time by resolution of the Board of Directors.

Section 7.4                                      Reserves.  The Board of Directors may create, by resolution, such reserves as the directors may, from time to time, in their discretion, deem proper to provide for contingencies, to equalize distributions or to repair or maintain any property of the corporation or for such other purpose as the Board of Directors may deem beneficial to the Corporation, and the Board of Directors may modify or abolish any such reserves in the manner in which they were created.

ARTICLE VIII

INDEMNIFICATION

Section 8.1                                      Indemnification and Insurance.

(a)                                  Indemnification of Directors and Officers.

(i)                                     For purposes of this Article VIII, (A) “Indemnitee” shall mean each director or officer who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (as hereinafter defined), by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving in any capacity at the request of the Corporation as a director, officer, employee, agent, partner, member, manager or fiduciary of, or in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise; and (B) “Proceeding” shall mean any threatened, pending, or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative, or investigative.

(ii)                                  Each Indemnitee shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Nevada law, against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, taxes, penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection with any Proceeding; provided that such Indemnitee either is not liable pursuant to NRS 78.138 or acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any Proceeding that is criminal in nature, had no reasonable cause to believe that his or her conduct was unlawful.  The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the Indemnitee is liable pursuant to NRS 78.138 or did not act in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal proceeding he or she had reasonable cause to believe that his or her conduct was unlawful.  The Corporation shall not indemnify an Indemnitee for any claim, issue or matter as to which the Indemnitee has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for any amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the Proceeding was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such amounts as the court deems proper.  Except as so ordered by a court and for advancement of expenses pursuant to this Section 8.1, indemnification may not be made to or on behalf of an Indemnitee if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of law and was material to the cause of action.  Notwithstanding anything to the contrary contained in these Bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his or her capacity as a stockholder.

(iii)                               Indemnification pursuant to this Section 8.1 shall continue as to an Indemnitee who has ceased to be a director or officer of the Corporation or a director, officer, employee, agent, partner, member, manager or fiduciary of, or to serve in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise and shall inure to the benefit of his or her heirs, executors and administrators.

(iv)                              The expenses of Indemnitees must be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as such expenses are incurred and in advance of the final disposition of the Proceeding, upon receipt of an undertaking by or on behalf of such Indemnitee to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation.  To the extent that an Indemnitee of the Corporation is successful on the merits or otherwise in defense of any Proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred in by him or her in connection with the defense.

(b)                                 Indemnification of Employees and Other Persons.  The Corporation may, by action of its Board of Directors and to the extent provided in such action, indemnify employees and other persons as though they were Indemnitees.

(c)                                  Non-Exclusivity of Rights.  The rights to indemnification provided in this Article VIII shall not be exclusive of any other rights that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or these Bylaws, agreement, vote of stockholders or directors, or otherwise.

(d)                                 Insurance.  The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any Indemnitee for any liability asserted against him or her and liability and expenses incurred by him or her in his or her capacity as a director, officer, employee, member, managing member or agent, or arising out of his or her status as such, whether or not the Corporation has the authority to indemnify him or her against such liability and expenses.

(e)                                  Other Financial Arrangements.  The other financial arrangements which may be made by the Corporation may include the following (i) the creation of a trust fund; (ii) the establishment of a program of self-insurance; (iii) the securing of its obligation of indemnification by granting a security interest or other lien on any assets of the Corporation; and (iv) the establishment of a letter of credit, guarantee or surety.  No financial arrangement made pursuant to this subsection may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud, or a knowing violation of law, except with respect to advancement of expenses or indemnification ordered by a court.

(f)                                    Other Matters Relating to Insurance or Financial Arrangements.  Any insurance or other financial arrangement made on behalf of a person pursuant to this Section 8.1 may be provided by the Corporation or any other person approved by the Board of Directors, even if all or part of the other person’s stock or other securities is owned by the Corporation.  In the absence of fraud (i) the decision of the Board of Directors as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Section 8.1 and the choice of the person to provide the insurance or other financial arrangement is conclusive; and (ii) the insurance or other financial arrangement is not void or voidable and does not subject any director approving it to personal liability for his action; even if a director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.

Section 8.2                                      Amendment.  The provisions of this Article VIII relating to indemnification shall constitute a contract between the Corporation and each of its directors and officers which may be modified as to any director or officer only with that person’s consent or as specifically provided in this Section 8.2.  Notwithstanding any other provision of these Bylaws relating to their amendment generally, any repeal or amendment of this Article VIII which is adverse to any director or officer shall apply to such director or officer only on a prospective basis, and shall not limit the rights of an Indemnitee to indemnification with respect to any action or failure to act occurring prior to the time of such repeal or amendment.  Notwithstanding any other provision of these Bylaws (including, without limitation, Article X below), no repeal or amendment of these Bylaws shall affect any or all of this Article VIII so as to limit or reduce the indemnification in any manner unless adopted by (a) the unanimous vote of the directors of the Corporation then serving, or (b) by the stockholders as set forth in Article X hereof; provided that no such amendment shall have a retroactive effect inconsistent with the preceding sentence.

ARTICLE IX

CHANGES IN NEVADA LAW

                                                References in these Bylaws to Nevada law or the NRS or to any provision thereof shall be to such law as it existed on the date these Bylaws were adopted or as such law thereafter may be changed; provided that (a) in the case of any change which expands the liability of directors or officers or limits the indemnification rights or the rights to advancement of expenses which the Corporation may provide in Article VIII hereof, the rights to limited liability, to indemnification and to the advancement of expenses provided in the Articles of Incorporation and/or these Bylaws shall continue as theretofore to the extent permitted by law; and (b) if such change permits the Corporation, without the requirement of any further action by stockholders or directors, to limit further the liability of directors or limit the liability of officers or to provide broader indemnification rights or rights to the advancement of expenses than the Corporation was permitted to provide prior to such change, then liability thereupon shall be so limited and the rights to indemnification and the advancement of expenses shall be so broadened to the extent permitted by law.

ARTICLE X

AMENDMENT OR REPEAL

Section 10.1                                Amendment of Bylaws.

(a)                                  In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend and repeal these Bylaws.

(b)                                 Pursuant to the Articles of Incorporation, and unless the Articles of Incorporation are amended to provide otherwise, the power to a adopt, amend and repeal these Bylaws shall be exclusive to the Board of Directors.

CERTIFICATION

The undersigned, as the duly elected secretary of SkyPostal Networks, Inc., a Nevada corporation (the “Corporation”), does hereby certify that the Board of Directors of the Corporation adopted the foregoing Amended and Restated Bylaws on the      day of           , 2008.

A.J. Hernandez, Secretary

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF

OMEGA UNITED, INC.

TO BE HELD JULY 25, 2008

The undersigned hereby appoints Albert P. Hernandez as the lawful agent and Proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Omega United, Inc. held of record by the undersigned on June 30, 2008, at the Special Meeting of Stockholders to be held July 25, 2008, or any adjournment or postponement thereof.

1.	ELECTION OF DIRECTORS	FOR the election as a director of all nominees listed below (except as marked to the contrary below). ☐	WITHHOLD AUTHORITY to vote for all nominees listed below. ☐

NOMINEES:	Albert P. Hernandez Jose Misrahi	A.J. Hernandez S. David Fineman	Christian J. Weber Mathijs van Houweninge
Florian M. Schuhbauer

INSTRUCTION: To withhold authority to vote for individual nominees, strike through their names, above.

2.                                       Approve our Amended and Restated Articles of Incorporation to:

•                                Change our name to “SkyPostal Networks, Inc.”

FOR	☐	AGAINST	☐	WITHHOLD VOTE	☐

•                                Divide our directors into three classes and provide that directors will hold office on a staggered annual basis.

FOR	☐	AGAINST	☐	WITHHOLD VOTE	☐

•          Require a vote of at least two-thirds of the issued and outstanding shares of stock entitled to vote in order to amend in the future Articles III, IV and V of our Articles of Incorporation.

FOR	☐	AGAINST	☐	WITHHOLD VOTE	☐

•                                Provide for the Board of Directors to adopt, amend or repeal our Bylaws.

FOR	☐	AGAINST	☐	WITHHOLD VOTE	☐

 INSTRUCTION: each of the proposed changes to our Articles of Incorporation should be voted upon separately and approval of any proposed change is not conditioned upon approval of any other proposed change to our Articles of incorporation..

3.                       Approve the establishment of our 2008 Omnibus Equity Compensation Plan for the benefit of certain officers, directors, employees and consultants of the Company.

FOR	☐	AGAINST	☐	WITHHOLD VOTE	☐

It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned Stockholder. WHERE NO CHOICE IS SPECIFIED BY THE STOCKHOLDER THE PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED IN ITEM 1 ABOVE AND FOR THE PROPOSALS SET FORTH IN ITEMS 2 AND 3 ABOVE.

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:
Print Name

PLEASE MARK, SIGN, DATE
AND RETURN THE PROXY	Signature
PROMPTLY USING THE
ENCLOSED ENVELOPE.
Signature, if held jointly

PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING OF STOCKHOLDERS. ☐